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                                                                   Exhibit 10.28

                                                                  CONFORMED COPY

================================================================================



                            HEWITT PROPERTIES III LLC



                                   $40,000,000




              6.89 % Secured Credit Tenant Notes due April 27, 2014



                               -------------------

                             NOTE PURCHASE AGREEMENT

                               -------------------




                            Dated as of July 31, 1998




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                                TABLE OF CONTENTS


1.   AUTHORIZATION OF NOTES; SECURITY.........................................1

2.   SALE AND PURCHASE OF NOTES...............................................1

3.   CLOSING..................................................................2

4.   CONDITIONS TO CLOSING....................................................2

   4.1.    Representations and Warranties.....................................2

   4.2.    Performance; No Default............................................2

   4.3.    Compliance Certificates............................................3

   4.4.    Opinions of Counsel................................................3

   4.5.    Purchase Permitted By Applicable Law, etc..........................3

   4.6.    Sale of Other Notes................................................3

   4.7.    Payment of Special Counsel Fees....................................3

   4.8.    Private Placement Number...........................................4

   4.9.    Changes in Organizational Structure................................4

   4.10.   Operative Agreements...............................................4

   4.11.   Filing and Recording...............................................4

   4.12.   Title Insurance Policy.............................................4

   4.13.   Environmental Reliance Letter......................................5

   4.14.   Proceedings and Documents..........................................5

5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE TENANT.............5

   5.1.    Organization; Power and Authority..................................5

   5.2.    Authorization, etc.................................................5

   5.3.    Disclosure.........................................................6

   5.4.    No Company Subsidiaries; Organization and Ownership of Shares
           of Subsidiaries; Affiliates........................................6

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   5.5.    Financial Statements...............................................7

   5.6.    Compliance with Laws, Other Instruments, etc.......................7

   5.7.    Governmental Authorizations, etc...................................8

   5.8.    Litigation; Observance of Agreements, Statutes and Orders..........8

   5.9.    Taxes..............................................................8

   5.10.   Title to Property; Leases..........................................9

   5.11.   Licenses, Permits, etc.............................................9

   5.12.   Compliance with ERISA..............................................9

   5.13.   Private Offering by the Company...................................10

   5.14.   Use of Proceeds; Margin Regulations...............................11

   5.15.   Existing Indebtedness; Future Liens...............................11

   5.16.   Foreign Assets Control Regulations, etc...........................11

   5.17.   Status under Certain Statutes.....................................11

   5.18.   Environmental Matters.............................................12

   5.19.   Security Documents................................................12

   5.20.   Assignments.......................................................12

6.   REPRESENTATIONS OF THE PURCHASER........................................12

   6.1.    Purchase for Investment...........................................12

   6.2.    Source of Funds...................................................13

7.   INFORMATION AS TO COMPANY AND TENANT....................................14

   7.1.    Financial and Business Information................................14

   7.2.    Officer's Certificate.............................................16

   7.3.    Inspection........................................................17

8.   PREPAYMENT OF THE NOTES.................................................18

   8.1.    Required Prepayments..............................................18

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   8.2.    [Reserved]........................................................19

   8.3.    Optional Prepayments with Make-Whole Amount.......................19

   8.4.    Allocation of Partial Prepayments.................................19

   8.5.    Maturity; Surrender, etc..........................................19

   8.6.    Purchase of Notes.................................................20

   8.7.    Make-Whole Amount.................................................20

9.   AFFIRMATIVE COVENANTS...................................................21

   9.1.    Compliance with Law...............................................21

   9.2.    Insurance.........................................................21

   9.3.    Maintenance of Properties.........................................22

   9.4.    Payment of Taxes and Claims.......................................22

   9.5.    Existence, etc....................................................22

   9.6.    Nature of Business................................................22

   9.7.    Compliance with Terms of Operative Agreements.....................23

10.  NEGATIVE COVENANTS......................................................23

   10.1.   Transactions with Affiliates......................................23

   10.2.   Merger, Consolidation, etc........................................23

   10.3.   Consolidated Net Capital..........................................24

   10.4.   Funded Indebtedness...............................................24

   10.5.   Current Indebtedness..............................................25

   10.6.   Indebtedness of Restricted Subsidiaries...........................25

   10.7.   Liens.............................................................25

   10.8.   Lease Amendments..................................................26

   10.9.   Sale of Assets....................................................26

   10.10.  Restricted Subsidiary Stock.......................................27

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   10.11.  Distributions.....................................................28

   10.12.  Amendments to Articles of Organization and Operating Agreement....28

   10.13.  Change in Business................................................28

   10.14.  Permitted Investments.............................................28

11.  EVENTS OF DEFAULT.......................................................28

12.  REMEDIES ON DEFAULT, ETC................................................31

   12.1.   Acceleration......................................................31

   12.2.   Other Remedies....................................................31

   12.3.   Rescission........................................................32

   12.4.   No Waivers or Election of Remedies, Expenses, etc.................32

13.  REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES...........................32

   13.1.   Registration of Notes.............................................32

   13.2.   Transfer and Exchange of Notes....................................33

   13.3.   Replacement of Notes..............................................33

14.  PAYMENTS ON NOTES.......................................................34

   14.1.   Place of Payment..................................................34

   14.2.   Home Office Payment...............................................34

15.  EXPENSES, ETC...........................................................34

   15.1.   Transaction Expenses..............................................34

   15.2.   Survival..........................................................35

16.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT............35

17.  AMENDMENT AND WAIVER....................................................35

   17.1.   Requirements......................................................35

   17.2.   Solicitation of Holders of Notes..................................36

   17.3.   Binding Effect, etc...............................................36

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   17.4.   Notes held by Company or the Tenant, etc..........................36

18.  NOTICES.................................................................37

19.  REPRODUCTION OF DOCUMENTS...............................................37

20.  CONFIDENTIAL INFORMATION................................................37

21.  SUBSTITUTION OF PURCHASER...............................................38

22.  MISCELLANEOUS...........................................................39

   22.1.   Successors and Assigns............................................39

   22.2.   Payments Due on Non-Business Days.................................39

   22.3.   Severability......................................................39

   22.4.   Construction......................................................39

   22.5.   Counterparts......................................................39

   22.6.   Governing Law.....................................................40


SCHEDULE A       --  INFORMATION RELATING TO PURCHASERS

SCHEDULE B       --  DEFINED TERMS

SCHEDULE C       --  EXISTING INVESTMENTS

SCHEDULE 4.9     --  Changes in Corporate Structure

SCHEDULE 5.3     --  Disclosure Materials

SCHEDULE 5.4     --  Subsidiaries of the Tenant and Ownership of Subsidiary
                     Stock

SCHEDULE 5.5     --  Financial Statements

SCHEDULE 5.8     --  Certain Litigation

SCHEDULE 5.11    --  Patents, etc.

SCHEDULE 5.14    --  Use of Proceeds

SCHEDULE 5.15    --  Existing Indebtedness

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SCHEDULE 8.1     --  Required Prepayments

SCHEDULE 10.7    --  Liens

EXHIBIT 1        --  Form of Secured Credit Tenant Note due April 27, 2014

EXHIBIT 4.4(a)   --  Form of Legal Opinion of Counsel For the Company

EXHIBIT 4.4(b)   --  Form of Legal Opinion of Special Counsel For the
                     Purchasers

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                            HEWITT PROPERTIES III LLC
                                100 Half Day Road
                          Lincolnshire, Illinois 60069

              6.89 % Secured Credit Tenant Notes due April 27, 2014

                                                            as of April 22, 1999

TO EACH OF THE PURCHASERS LISTED IN
    THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

               HEWITT PROPERTIES III LLC, a limited liability company organized under the laws of Illinois (the "Company"), and, for purposes of Sections 4, 5, 7, 9, 10, 11 and 17 only, Hewitt Associates, LLC, a limited liability company organized under the laws of Illinois, 100 Half Day Road, Lincolnshire, Illinois 60069 (the "Tenant") agree with you as follows:

1.       AUTHORIZATION OF NOTES; SECURITY

               The Company will authorize the issue and sale of $40,000,000 aggregate principal amount of its Secured Credit Tenant Notes due April 27, 2014 (the "Notes", such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement). The funding of the Notes will take place on April 30, 1999. The Notes issued on this date shall bear interest at 6.89%. The Notes shall be substantially in the form set out in
Exhibit 1, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

               The Notes and this Agreement will be secured by and entitled to the benefits of (a) the Mortgage, (b) the Assignment of Leases and Rents, and
(c) the Subordination Agreement, each of which will be in the form and substance satisfactory to you and your special counsel.

               The Property, pursuant to the Lease, will be triple-net leased to Tenant for a term at least contemporaneous with the maturity of the Notes. Payments by Tenant under the Lease will be sufficient to cover (i) all costs associated with the Property and (ii) all payments of principal, interest and Make-Whole Amounts, if any, on the Notes. Tenant's Lease payments will be paid directly to the Collateral and Paying Agent, who will, pursuant to the Collateral Agency and Paying Agreement, make payments on the Notes to the holders of the Notes.

2.       SALE AND PURCHASE OF NOTES.

               Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing, Notes in the principal amount specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof. You are referred to herein as a "Purchaser" and, together with the other purchasers named in Schedule A hereto, as the "Purchasers." Your obligation hereunder and the obligations of the other Purchasers are several and not joint obligations and you shall have no

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obligation hereunder and no liability to any Person for the performance or non performance by any other Purchaser thereunder.

3.       CLOSING.

               The sale and purchase of the Notes to be purchased by you and the other Purchasers shall occur at the offices of Gardner, Carton & Douglas, 321 N. Clark, Suite 3400. Chicago, Illinois 60610-4795, at a closing (the "Closing") on April 30, 1999, or on such other Business Day thereafter on or prior to April 30, 1999, as may be agreed upon by the Company and you and the other Purchasers. At the Closing, the Company will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 285-401-6 at Harris Trust and Savings Bank, 111 W. Monroe Street, P.O. Box 755, Chicago, IL 60690-0755, ABA #071000288. If at the Closing the Company shall fail to tender ! such Notes to you as provided above in this Section 3, or any of the conditions specified in
Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.       CONDITIONS TO CLOSING.

               Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

         4.1.  Representations and Warranties.

               The representations and warranties of the Company and the Tenant in this Agreement and in the other Operative Agreements shall be correct when made and at the time of the Closing.

         4.2.  Performance; No Default.

               Each of the Company and the Tenant shall have performed and complied with all agreements and conditions contained in this Agreement and the other Operative Agreements required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing. None of the Company, the Tenant or any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Sections 10.1 through 10.11 hereof had the Sections 10.1 through 10.11 applied since such date.

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         4.3.  Compliance Certificates.

               (a) Officer's Certificate. Each of the Company and the Tenant shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1,
         4.2 and 4.9 have been fulfilled.

               (b) Secretary's Certificate. Each of the Company and the Tenant shall have delivered to you a certificate certifying as to the resolutions attached thereto and other organizational proceedings relating to the authorization, execution and delivery of the Operative Documents to which it is a party.

         4.4.  Opinions of Counsel.

               You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from C. Lawrence Connolly III, Esq., counsel for the Company and the Tenant covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you) and (b) from Gardner, Carton & Douglas, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

         4.5.  Purchase Permitted By Applicable Law, etc.

               On the date of the Closing your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation G, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

         4.6.  Sale of Other Notes.

               Contemporaneously with the Closing the Company shall sell to the other Purchasers and the other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

         4.7.  Payment of Special Counsel Fees.

               Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the reasonable fees, charges and disbursements of your special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

         4.8.  Private Placement Number.

               A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

         4.9.  Changes in Organizational Structure.

               Except as specified in Schedule 4.9, neither the Company nor the Tenant shall have changed its jurisdiction of formation or been a party to any merger or consolidation or shall have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5 or delivered pursuant to Section 7.1(a) and (b) hereof.

         4.10. Operative Agreements.

               The Operative Agreements shall be in form and substance satisfactory to you and your special counsel, shall have been duly executed and delivered by the parties thereto and, if appropriate duly filed or recorded of record and shall be in full force and effect and you shall have received true, correct and complete copies of each of them. In connection with the Operative Agreements, the Company shall have delivered to you such title policies, surveys, environmental audits, UCC searches, financing statements and other items as shall be reasonably requested by you and which shall be reasonably satisfactory to you and your special counsel.

         4.11. Filing and Recording.

               The Security Documents (and/or financing statements or similar notices thereof if and to the extent permitted or required by applicable law) in form reasonably satisfactory to you and your special counsel shall have been recorded or filed for record in such public offices as may be deemed necessary or appropriate by you or your special counsel in order to perfect the Liens and security interests granted or conveyed thereby.

         4.12. Title Insurance Policy.

               Prior to the Closing Date, the Company shall have obtained from a title insurance company of national standing and reasonably satisfactory to you and your special counsel (the "Title Company") a policy of mortgage title insurance in the standard ALTA form mortgage title insurance policy (Loan Policy
- 1992 Form (with the creditors' rights exception from coverage excluded) with a lender's comprehensive or like endorsement, an ALTA 3.1 zoning endorsement, an usury endorsement and such other endorsements as you or your special counsel deem reasonably necessary or appropriate) and otherwise in form and substance reasonably satisfactory to you and your special counsel in an aggregate amount not less than the aggregate principal amount of the Notes, covering the Property and showing good and indefeasible fee title in the Property to be vested in the Company subject only to (a) the Lien of the Security Documents, (b) Liens otherwise permitted by the Security Documents and (c) such other exceptions as shall be satisfactory to you and your special counsel and insuring the first lien position of the Mortgage.

         4.13. Environmental Reliance Letter.

               You shall have received from Boelter & Yates, Inc. an agreement in form and substance reasonably satisfactory to you and your special counsel stating that the holders of the Notes may rely on the information contained in the Phase 1 Environmental Site Assessment for the Property dated April 14, 1999, a copy of which shall be delivered at Closing.

         4.14. Proceedings and Documents.

               All authorizations and other proceedings in connection with the transactions contemplated by this Agreement, the Notes and the Operative Agreements and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE TENANT.

               Each of the Company and the Tenant severally represent and warrant to you that:

         5.1.  Organization; Power and Authority.

               Each of the Company and the Tenant is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Illinois, and is duly qualified as a foreign limited liability company and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Company and the Tenant has the requisite power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Operative Agreements to which it is a party and, in the case of the Company, the Notes, and to perform the provisions hereof and thereof.

         5.2.  Authorization, etc.

               (a) This Agreement, the Operative Agreements to which it is a party and the Notes have been duly authorized by all necessary action on the part of the Company as required by the Operating Agreement and the Company's articles of organization, and this Agreement and the Operative Agreements to which the Company is a party constitute, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (b) This Agreement and the Operative Agreements to which the Tenant is a party have been duly authorized by all necessary action on the part of the Tenant as required by the Tenant Operating Agreement and Tenant's articles of organization, and this Agreement and the Operative Agreements to which the Tenant is a party constitute a legal, valid and binding obligation of the Tenant enforceable against the Tenant in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         5.3.  Disclosure.

               The Company, through its agent, NationsBanc Montgomery Securities, LLC, has delivered to you and each other Purchaser a copy of a Private Placement Memorandum, dated March, 1999 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company, the Tenant and the Tenant's Subsidiaries. Except as disclosed in
Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in
Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in
Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since December 31, 1998 there has been no change in the financial condition, operations, business, properties or prospects of the Company, the Tenant or any Subsidiary thereof except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company or the Tenant that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company or the Tenant specifically for use in connection with the transactions contemplated hereby.

         5.4. No Company Subsidiaries; Organization and Ownership of Shares of Subsidiaries; Affiliates

               (a) The Company has no Subsidiaries. Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company's Affiliates and (ii) the Company's Manager and senior officers.

               (b) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Tenant's Subsidiaries, showing, as to each such Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Tenant and each other Subsidiary, (ii) of the Tenant's Affiliates, other than Subsidiaries, and (iii) of the Tenant's Manager and senior officers.

               (c) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Tenant and its

         Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Tenant or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

               (d) Each Subsidiary identified in Schedule 5.4 is a corporation, limited liability company or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

               (e) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability to such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Tenant or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

         5.5.  Financial Statements.

               The Company and the Tenant have delivered to each Purchaser copies of the consolidated financial statements of the Tenant and the Subsidiaries and the financial statements of the Company listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the financial position of the Company, the Tenant and the Subsidiaries as of the respective dates specified in such Schedule and the results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in any notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

         5.6.  Compliance with Laws, Other Instruments, etc.

               The execution, delivery and performance .by the Company and the Tenant of this Agreement, the Operative Agreements to which the Company or the Tenant is a party and, in the j case of the Company, the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien (other than the Liens contemplated by the Operative Agreements) in respect of any property of the Company, the Tenant or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, operating agreement, articles of organization, corporate charter or by-laws, or any other agreement or instrument to which the Company, the Tenant or any Subsidiary is bound or by which the Company, the Tenant or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental

Authority applicable to the Company, the Tenant or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company, the Tenant or any Subsidiary. The Company is not in default or in violation of any Material term or provision of its Operating Agreement. The Tenant is not in default or in violation of any Material term or provision of the Tenant Operating Agreement.

         5.7.  Governmental Authorizations, etc.

               No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company or the Tenant of this Agreement, the Operative Agreements to which the Company or the Tenant is a party or, in the case of the Company, the Notes, other than customary filings and/or recordings of certain of the Security Documents.

         5.8.  Litigation; Observance of Agreements, Statutes and Orders.

               (a) Except as disclosed in Schedule 5.8 there are no actions, suits or proceedings pending or, to the knowledge of the Company or the Tenant, threatened against or affecting the Company, the Tenant or any Subsidiary or any property of the Company, the Tenant or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

               (b) None of the Company, the Tenant or any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         5.9.  Taxes.

               The Company, the Tenant and the Subsidiaries have filed all Tax Returns that are required to have been filed in any jurisdiction and sent all Tax Returns to any party as required under applicable law or regulation, and have paid all Taxes shown to be due and payable on such returns and all other Taxes to the extent such Taxes have become due and payable and before they have become delinquent, except for any Taxes (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company, the Tenant or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. Neither the Company nor the Tenant knows of any basis for any Tax that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company, the Tenant and the Subsidiaries in respect of Taxes for all fiscal periods are adequate. Each of the Company and the Tenant is properly treated as a partnership for, and is not taxable as, a corporation for Federal income tax purposes.

         5.10. Title to Property; Leases.

               The Company, the Tenant and the Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company, the Tenant or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement or the other Operative Agreements. The Lease and all leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

         5.11. Licenses, Permits, etc.

               Except as disclosed in Schedule 5.11,

               (a) the Company, the Tenant and the Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

               (b) to the best knowledge of the Company and the Tenant, no product of the Company or the Tenant infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

               (c) to the best knowledge of the Company and the Tenant, there is no Material violation by any Person of any right of the Company, the Tenant or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company, the Tenant or any of its Subsidiaries.

         5.12. Compliance with ERISA.

               (a) The Company, the Tenant and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. None of the Company, the Tenant or any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company, the Tenant or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company, the Tenant or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

               (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $500,000 in the case of any single Plan and by more than $500,000 in the aggregate for all Plans. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

               (c) The Company, the Tenant and the ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

               (d) The accumulated postretirement benefit obligation (determined as of September 30, 1998 in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company, the Tenant and the Subsidiaries does not exceed $5,000,000.

               (e) The execution and delivery of this Agreement and the Operative Agreements and the issuance and sale of the Notes will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company and the Tenant in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

               (f) All Foreign Pension Plans have been established, operated, administered and maintained in compliance with all laws, regulations and orders applicable thereto except for such failures to comply that, in the aggregate for all such failures, could not reasonably be expected to have a Material Adverse Effect. All premiums, contributions and any other amounts required by applicable Foreign Pension Plan documents or applicable laws have been paid or accrued as required, except for premiums, contributions and amounts that, in the aggregate for all such obligations, could not reasonably be expected to have a Material Adverse Effect.

         5.13. Private Offering by the Company.

               Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with more than 26 Institutional Investors (excluding the Purchasers), each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

         5.14. Use of Proceeds; Margin Regulations.

               The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). The Company, as of the date of Closing, owns no margin stock and the Company does not have any present intention that margin stock will constitute more than 5% of the value of the consolidated assets of the Company. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation G.

         5.15. Existing Indebtedness; Future Liens.

               (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company, the Tenant and the Subsidiaries as of the date of Closing. None of the Company, the Tenant or any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company, the Tenant or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company, the Tenant or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

               (b) Except as disclosed in Schedule 5.15, none of the Company, the Tenant or any Subsidiary has agreed or consented . to -cause or .permit in the. future (upon the happening of a contingency or otherwise) any of its property, whether now owned or' hereafter acquired, to be subject to a Lien not permitted by Section 10.7.

         5.16. Foreign Assets Control Regulations, etc.

               Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will cause the Company to violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

         5.17. Status under Certain Statutes.

               None of the Company, the Tenant or any Subsidiary is subject to regulation under the Investment Company Act of 1940 (except with respect to certain investment advisory services performed by the Tenant), as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

         5.18. Environmental Matters.

               None of the Company, the Tenant or any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company, the Tenant or any of the Subsidiaries or any of their respective real C properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in the environmental report referred to in Section 4.13 hereof:

               (a) None of the Company, the Tenant or any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

               (b) None of the Company, the Tenant or any of the Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

         5.19. Security Documents.

               The Mortgage is effective to grant to the Collateral and Paying Agent, as agent on behalf of the Purchasers, a legal, valid and enforceable first mortgage Lien on the Property. Upon recording with and payment of recording fees to the Lake County Recorder of Deeds, the Collateral and Paying Agent, as agent, for the Purchasers, will have a fully perfected first priority Lien on the Property subject only to Liens permitted under Section 10.7 of this Agreement.

         5.20. Assignments.

               The Assignment of Leases and Rents is effective to assign to the Collateral and Paying Agent, on behalf of the holders of the Notes, the rights of the Company and the payments due to the Company under the Lease. Upon recording with and payment of recording fees to the Lake County Recorder of Deeds, there will be a fully perfected first position assignment of leases and rents.

6.       REPRESENTATIONS OF THE PURCHASER.

         6.1.  Purchase for Investment.

               You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

         6.2.  Source of Funds.

               You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you. to pay the purchase price of the Notes to be purchased by you hereunder:

               (a) if you are an insurance company, the Source does not include assets allocated to any separate account maintained by you in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account;

               (b) the Source is either (i) an insurance company pooled separate account, within the meaning of Prohibited Transaction Exemption ("PTE") 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund;

               (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (j) the identity of such QPAM and (ji) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c);

               (d)    the Source is a governmental plan;

               (e) DUE TO THE NATURE OF THE COMPANY'S AND THE TENANT'S BUSINESS, PURCHASERS SHOULD NOT RELY ON THIS SECTION 6.2(E) AS THE SOURCE. The Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e);

               (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA; or

               (g) if you are an insurance company and the Source includes assets of your general account, the acquisition of the Notes by the Purchaser is exempt under PTE 95-60 (issued July 12, 1995).

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

7.       INFORMATION AS TO COMPANY AND TENANT.

         7.1.  Financial and Business Information

               The Company or the Tenant shall deliver to each holder of Notes that is an Institutional Investor:

               (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Tenant (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                      (i) a consolidated balance sheet of the Tenant and its Subsidiaries as at the end of such quarter, and

                      (ii) consolidated statements of income, expenses, cash flows and, if prepared by the Tenant in connection with its quarterly financial statements, statements of changes in capital of the Tenant and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments;

               (b) Annual Statements of the Tenant -- within 90 days after the end of each fiscal year of the Tenant, duplicate copies of,

                      (i) a consolidated balance sheet of the Tenant and its Subsidiaries, as at the end of such year, and

                      (ii) consolidated statements of income, expenses, cash flows and, if prepared by the Tenant in connection with its annual audited financial statements, statements of changes in capital of the Tenant and its Subsidiaries, for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied

               (c) by an opinion thereon` of independent- certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

               (d) a certificate of such accountants stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit),

               (e) SEC and Other Reports-- if applicable, promptly upon their becoming available, one copy of any of the following which are publicly available: (i) each financial statement, report, notice or proxy statement sent by the Company, the Tenant or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report (other than reports arising from the Tenant's investment advisory and transfer agency services), each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company, the Tenant or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company, the Tenant or any Subsidiary to the public concerning developments that are Material;

               (f) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in
         Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company or the Tenant is taking or proposes to take with respect thereto;

               (g) ERISA Matters -- .promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company, the Tenant or an ERISA Affiliate proposes to take with respect thereto:

                      (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on-the date hereof; or

                      (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the [Company, the Tenant or any ERISA Affiliate] of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                      (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company, Tenant or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to Plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company, the Tenant or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

               (h) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company, the Tenant or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or, other law or regulation that could reasonably be expected to have a Material Adverse Effect;

               (i) Restricted Subsidiary Status -- promptly, and in any event within ten days of the occurrence thereof, the designation of an Unrestricted Subsidiary of Tenant as a Restricted Subsidiary of Tenant;

               (j)    [Reserved]

               (k) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company, the Tenant or any of the Subsidiaries or relating to the ability of the Company or the Tenant to perform its respective obligations hereunder, under the Operative Agreements to which each is a party, and, in the case of the Company only, under the Notes as from time to time may be reasonably requested by any such holder of Notes.

         7.2.  Officer's Certificate.

               Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1 (a) or Section 7.1 (b) hereof shall be accompanied by a certificate of a Senior Financial Officer of each of the Company and the Tenant, as applicable, setting forth:

               (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Tenant or the Company, as applicable, was in compliance with the requirements of
         Section 10.2 through Section 10.11 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations I of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

               (b) Event of Default -- a statement that each such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company, the Tenant and the Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company, the Tenant or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company r or the Tenant shall have taken or proposes to take with respect thereto.

         7.3.  Inspection.

               The Company and the Tenant shall permit the representatives of each holder of Notes that is an Institutional Investor: a

               (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company or the Tenant, as applicable, to visit the respective principal executive office of the Company or the j Tenant, to discuss the affairs, finances and accounts of the Company, the Tenant and the Subsidiaries with the respective officers of the Company and the Tenant, and (with the j consent of the Company and the Tenant, which consent will not be unreasonably withheld) their respective independent public accountants, and (with the consent of the Company and the Tenant, which consent will not be unreasonably withheld) to visit the r other offices and properties of the Company, the Tenant and each Subsidiary, all at such ! reasonable times and as often as may be reasonably requested in writing; and

               (b) Default -- if a Default or Event of Default then exists, at the expense of the Company or the Tenant, as applicable, to visit and inspect any of the offices or properties of the Company, the Tenant or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company and the Tenant authorize said accountants to discuss the affairs, finances and accounts of the Company, the Tenant and Subsidiaries), all at such times and as often as may be requested.

8.       PREPAYMENT OF THE NOTES

         8.1.  Required Prepayments.

               (a) On the twenty-seventh (27th) day of each month, commencing April 27, 1999 and continuing through and including May 27, 2014, the Company will prepay principal on the Notes as set forth on Schedule 8.1 attached hereto (together with accrued and unpaid interest thereon in accordance with Schedule 8.1 and the Notes) and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Notes pursuant to Section 8.1(b), Section 8.1(c),
         Section 8.1(d), Section 8.1(e) or Section 8.3 or purchase of the Notes permitted by Section 8.6 the amount of each required prepayment of the Notes becoming due under this Section 8.1(a) on and after the date of such prepayment or purchase shall be recalculated and reduced based on the aggregate unpaid principal amount of Notes outstanding, the stated interest rate and the then existing remaining life to maturity and a new Schedule 8.1 shall be attached hereto.

               (b) Upon the Tenant's exercise of the Option (as defined in the Lease) to purchase the Property, the Company shall, upon notice as provided below, prepay the entire principal amount of the Notes outstanding together with accrued interest thereon to the date of prepayment and any Make-Whole Amount.

               (c) Upon the occurrence of the condemnation, taking by exercise of the power of eminent domain, or a deed in lieu of the foregoing (a "Taking"), of the entire amount of the Property, the Company shall, upon notice as provided below, prepay the entire principal amount of the Notes, together with interest accrued thereon to the date of prepayment, without payment of the Make-Whole Amount.

               (d) Upon the occurrence of a Taking of less than the entire Property but more than 15% of the floor area of the Improvements (as defined in the Lease), or more than 50% of the Land (as defined in the Lease), the Company shall, upon notice as provided below, prepay the principal amount of the Notes, together with accrued interest thereon to the date of prepayment, in an amount equal to the total award for such partial Taking without payment of the Make-Whole Amount. Subject to the terms of the Lease, the remaining scheduled principal and interest payments shall be reduced on a pro rata basis for the remaining term of the Notes. Notwithstanding the foregoing, in the event the Tenant has satisfied the conditions of paragraph 17B of the Lease and has the right to terminate the balance of the Lease, Company shall, upon notice provided below, prepay the entire principal amount of the Notes, together with interest accrued thereon to the date of prepayment without payment of the Make-Whole Amount.

               (e) Upon the occurrence of a Taking other than as described in subsection (c) or (d) above, the Company shall, upon notice as provided below, prepay the principal amount of the Notes, together with accrued interest thereon to the date of prepayment, in an amount equal the total award for such partial Taking, without payment of the Make-Whole Amount.

               The Company will give each holder of Notes written notice of each prepayment under this Section 8.1 not less than 30 days and not more than 60 days prior to the date fixed for such payment. Each such notice shall specify such date the aggregate principal amount of the Notes to be prepaid on such date, and the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4).

         8.2.  [Reserved].

         8.3.  Optional Prepayments with Make-Whole Amount.

               The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $5,000,000 or integral multiples of $100,000 in excess thereof (or such lesser amount as shall then be outstanding) in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus interest on such principal amount accrued to the prepayment date and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.3 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

         8.4.  Allocation of Partial Prepayments.

               In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

         8.5.  Maturity; Surrender, etc.

               In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and canceled and shall not be reissued, arid no Note shall be issued in lieu of any prepaid principal amount of any Note.

         8.6.  Purchase of Notes.

               The Company will not and will not permit any Affiliate (including but not limited to the Tenant) to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

         8.7.  Make-Whole Amount.

               The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

               "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.1(b), 8.2 or 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

               "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

               "Reinvestment Yield" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as Page "USD" of the Bloomberg Financial Markets Service (or such other display as may replace Page "USD" of the Bloomberg Financial Markets Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the duration closest to and less than the Remaining Average Life.

               "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

               "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.1 (b) or 8.3 or 12.1.

               "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to
Section 8.1 (b) or 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.       AFFIRMATIVE COVENANTS.

               Each of the Company and the Tenant covenants that so long as any of the Notes are outstanding:

         9.1.  Compliance with Law.

               The Company and the Tenant will, and the Tenant will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary, to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         9.2.  Insurance.

               Subject to the requirements of the other Operative Agreements, the Company and the Tenant will, and the Tenant will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

         9.3.  Maintenance of Properties.

               Subject to the requirements of the other Operative Agreements, the Company and the Tenant will, and the Tenant will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company, the Tenant or any Subsidiary from discontinuing the operation and the maintenance of any of its properties (other than the Property) if such discontinuance is desirable in the conduct of its business and the Company and the Tenant have concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         9.4.  Payment of Taxes and Claims.

                  The Company and the Tenant will and the Tenant will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company, the Tenant or any Subsidiary, provided that subject to the terms of the other Operative Agreements, none of the Company, the Tenant or any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company, the Tenant or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company, the Tenant or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company, the Tenant or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         9.5.  Existence, etc.

               Each of the Company and the Tenant will at all times preserve and keep in full force and effect its existence as a limited liability company. Subject to Section 10.2, the Tenant will at all times preserve and keep in full force and effect the corporate, limited liability company or partnership existence of each of its Subsidiaries (unless merged into the Tenant or a Subsidiary of Tenant) and all rights and franchises of the Tenant and its Subsidiaries unless, in the good faith judgment of the Tenant, the termination of or failure to preserve and keep in full force and effect such existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

         9.6.  Nature of Business.

               The Company is and shall remain a special purpose entity and limit the conduct of its business to ownership of the Property as contemplated hereby and by the Operative Agreements and the leasing thereof and such other business activities as are incident or necessary thereto, but no other activities. The Company will do or cause to be done all things necessary to preserve, renew and keep in full force and effect its rights, privileges and franchises and its existence as a limited liability company, necessary or desirable in the normal conduct of business; provided, however, that the Company shall not be required to preserve any right, privilege or franchise, if the Members of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not Material.

         9.7.  Compliance with Terms of Operative Agreements.

               The Company and the Tenant shall each comply with all of the terms, conditions, and covenants in the Operative Agreements to which the Company or the Tenant is a party.

10.      NEGATIVE COVENANTS.

               The Company and Tenant each covenants that so long as any of the Notes are outstanding:

         10.1. Transactions with Affiliates.

               The Company will not create or suffer to exist any Subsidiaries. The Company and the Tenant will not, and the Tenant will not permit any Restricted Subsidiary to, enter into directly or indirectly any transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate, except in the ordinary course and pursuant to the reasonable requirements of the Company's, the Tenant's or such Restricted Subsidiary's business and upon fair and reasonable terms no less favorable to the Company, the Tenant or such Restricted Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

         10.2. Merger, Consolidation, etc.

               The Company and the Tenant shall not, and shall not permit any Restricted Subsidiary of Tenant to, consolidate with or merge with any other Person or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any other Person, except that:

               (a) the Tenant may consolidate with or merge with or into any Person (other than the Company), or convey, transfer or lease substantially all of the assets of the Tenant as an entirety to any Person (other than the Company) provided that immediately after giving effect thereto,

                      (i) the Tenant is the successor Person or, if the Tenant is not the successor Person, the successor Person is a Person organized under the laws of a state of the United States of America or the District of Columbia and shall expressly assume in writing the Tenant's obligations under this Agreement and the Operative Agreements to which the Tenant is a party (pursuant to such agreements and instruments reasonably satisfactory to the Required Holders), and the successor Person shall furnish to the holders of the Notes an opinion of nationally recognized independent counsel in form and substance satisfactory to the Required Holders to the effect that the instrument of assumption has been duly authorized, executed and delivered and constitutes the legal, valid and binding contract and agreement of the successor Person enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles;

                      (ii) immediately after giving effect to such transaction, there shall exist no Event of Default or Default; and

                      (iii) immediately after giving effect to such transaction, the Tenant or such successor Person could incur at least $1.00 of additional Funded Indebtedness pursuant to Section 10.4(c).

               (b) any Restricted Subsidiary of Tenant may (i) consolidate with or merge into the Tenant or any Restricted Subsidiary of Tenant or
         (ii) convey, transfer or lease substantially all of its assets to the Tenant or to any Restricted Subsidiary of Tenant, provided in each such instance there shall exist no Event of Default or Default.

         10.3. Consolidated Net Capital.

               The Tenant will not at any time permit its Consolidated Net Capital to be less than the sum of (a) $85,000,000 plus (b) the cumulative sum of 10% (without deduction for any loss) of its Consolidated Net Income for the six month period ending September 30, 1996 and for each fiscal year thereafter.

         10.4. Funded Indebtedness.

               The Company will not at any time create, assume, incur, guarantee or otherwise become liable, directly or indirectly, for any Funded Indebtedness other than the Notes. The Tenant will not, nor shall it permit any Restricted Subsidiary of Tenant to, at any time, create, assume, incur, guarantee or otherwise become liable, directly or indirectly, for any Funded Indebtedness other than:

               (a)    All existing Funded Indebtedness described in Schedule
         5.15;

               (b) Funded Indebtedness of a Restricted Subsidiary of Tenant owed to the Tenant or to any Wholly-Owned Restricted Subsidiary of Tenant;

               (c) Funded Indebtedness if, after giving effect to the incurrence of such Funded Indebtedness and to the application of proceeds thereof, Consolidated Funded Indebtedness would not exceed 55% of Total Capitalization as of the end of the most recent fiscal quarter.

         10.5. Current Indebtedness.

               The Company will not have, at any time, any Current Indebtedness outstanding other than the Notes. The Tenant will not, and will not permit any Restricted Subsidiary of Tenant to, have, at any time, any Current Indebtedness outstanding unless, during the twelve month period immediately preceding, there shall have been a period of 30 consecutive days during which the sum of (a) such outstanding Current Indebtedness (if Current Indebtedness were categorized as Funded Indebtedness) plus (b) outstanding Funded Indebtedness could have been incurred as Consolidated Funded Indebtedness pursuant to Section 10.4(c).

         10.6. Indebtedness of Restricted Subsidiaries.

               The Tenant shall not permit any Restricted Subsidiary of Tenant at any time to create, assume, incur, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness, except:

               (a) Indebtedness owed to the Tenant or to any Wholly-Owned Restricted Subsidiary of Tenant; and

               (b) Subject to compliance with Section 10.4(c), Indebtedness which, when added to aggregate outstanding Indebtedness incurred pursuant to Section 10.7(j), shall not at any time exceed 25% of Consolidated Net Capital determined as of the end of the Tenant's most recently ended fiscal quarter.

         10.7. Liens.

               The Company and the Tenant will not, and the Tenant will not permit any Restricted Subsidiary to, create, assume or incur, or suffer to be incurred or assumed or to exist, any Lien on its or their property or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, or transfer any property for the purpose of subjecting the same to the payment of obligations in priority to the payment of its or their general creditors, or acquire or E agree to acquire, or, in the case of the Tenant, permit any Restricted Subsidiary to acquire, any property or assets upon conditional sales agreements or other title retention devices, except:

               (a) Liens existing on property or assets of the Company, Tenant or any Restricted Subsidiary of Tenant as of the date of this Agreement that are described in Schedule 10.7 to this Agreement;

               (b)    Liens created by the Security Documents;

               (c)    Liens permitted under the Operative Agreements;

               (d) Liens for taxes, assessments or governmental charges the payment of which is not required under Section 9.4 and with respect to which adequate security is being maintained in accordance with this Agreement and the Security Documents;

               (e) Liens created by or resulting from any litigation or legal proceedings which are being contested in good faith by appropriate legal proceedings and adequate reserves are maintained with respect thereto in accordance with GAAP, unless the judgment that such Liens secure shall not have been stayed, bonded or discharged within 60 days;

               (f) Liens in connection with worker's compensation, social security taxes or similar charges arising in the ordinary course of business and not incurred in connection with the borrowing of money;

               (g) Subject to the terms of the other Operative Agreements, Liens securing Indebtedness owed by any Restricted Subsidiary of Tenant to the Tenant or by the Tenant to any Wholly-Owned Restricted Subsidiary or by any Restricted Subsidiary to any Wholly-Owned Restricted Subsidiary;

               (h) Subject to the terms of the other Operative Agreements, Liens consisting of encumbrances in the nature of zoning restrictions, rights and restrictions on the use of real property on the date of the acquisition thereof, roadway dedications, easements and statutory Liens of landlords, which in any case do not materially detract from the value of such property or impair the use thereof;

               (i) Any Lien on fixed assets of Tenant or any Restricted Subsidiary of Tenant to secure any rights granted with respect to such property in connection with the provision of all or a part of the purchase price created contemporaneously with, or within 90 days after, such acquisition, provided that, (i) any Liens incurred pursuant to this clause (i) shall not (x) exceed 100% of the lesser of cost or fair market value (as determined by the Managers of the Tenant) of the related property at the time of the occurrence of the transactions described above in this clause (i) or (y) extend to any other property of the Tenant or any Restricted Subsidiary other than the fixed assets acquired pursuant to this clause (i) and (ii) such Indebtedness could be incurred by Tenant or any Restricted Subsidiary of Tenant pursuant to Section 10.4(c); and

               (j) Liens which secure Indebtedness of Tenant or any Restricted Subsidiary of Tenant and which are not permitted by (a) through (h) above; provided that, after giving effect to the incurrence of such Indebtedness and the application of proceeds thereof, (A) the requirements of Section 10.4(c) shall have been met and (B) Indebtedness incurred by Tenant or any Restricted Subsidiary of Tenant under this Section 10.7(j), when added to outstanding Indebtedness of Restricted Subsidiaries of Tenant permitted by Section 10.6(b) will not exceed 25% of Consolidated Net Capital determined as of the end of the Tenant's most recently ended fiscal quarter.

         10.8. Lease Amendments.

               Neither the Company nor the Tenant shall allow the Lease to be amended in any respect without the written consent of the Required Holders.

         10.9. Sale of Assets.

               Except as permitted by Section 10.2, the Tenant will not, and will not permit any Restricted Subsidiary to, sell, lease, transfer or otherwise dispose of any assets, including the disposition of the stock of any Restricted Subsidiary (except as permitted by Section 10.10(a) and Section 10.10(b)(i) and (ii)) and including any Sale and Lease-Back Transaction (collectively, a Disposition"), in one or a series of transactions, other than in the ordinary course of business, to any Person, other than the Tenant or a Wholly-Owned Restricted Subsidiary if immediately preceding such Disposition and after giving effect to such Disposition during any fiscal year of the Tenant the aggregate book value of all such Dispositions during such fiscal year, would exceed 15% of Consolidated Total Assets as of the end of the immediately preceding fiscal year; provided, however, that the Tenant may, and may permit any Restricted Subsidiary to, sell, lease, transfer or otherwise dispose of assets in excess of the percentage specified above:

               (a) if the cash proceeds therefrom are (i) utilized within 180 days after such Disposition to purchase productive assets of at least equivalent value or (ii) used to prepay Consolidated Funded Indebtedness (except Subordinated Indebtedness), including the Notes, on a pro rata basis, subject to the prepayment requirements and at the price set forth in Section 8.3 (provided, however, that any holder of the Notes may, at its sole discretion, decline to have its Notes so prepaid); or

               (b) if the Disposition is a Sale and Leaseback Transaction in which the Tenant or any Restricted Subsidiary sells property and leases the same property within 180 days of such sale; provided that, (i) the cash proceeds therefrom are utilized within 180 days after such Disposition to purchase productive assets of equivalent value and (ii) after giving effect to such Sale and Leaseback Transaction, no Default or Event of Default shall have occurred.

         10.10. Restricted Subsidiary Stock.

               (a) The Tenant will not permit any Restricted Subsidiary to issue shares of its capital stock to any Person other than (i) the Tenant, (ii) any Wholly-Owned Restricted Subsidiary, (iii) management or employees of the Tenant or any Wholly-Owned Restricted Subsidiary or any Foreign Restricted Subsidiary or (iv) in connection with the issuance of director's qualifying shares with respect to Foreign Restricted Subsidiaries; provided, however, that (A) after giving effect to such stock issuance pursuant to the foregoing clause (iii), no Default or Event of Default shall have occurred and (B) the Managers of the Tenant shall have determined that such stock issuance is in the best interest of the Tenant.

               (b) The Tenant will not sell, transfer or otherwise dispose of any capital stock or other equity or partnership interest (the "Interests") in any Restricted Subsidiary to any Person other than to
         (i) any Wholly-Owned Restricted Subsidiary, (ii) management or employees of the Tenant or any Wholly-Owned Restricted Subsidiary or any Foreign Restricted Subsidiary or (iii) in connection with the issuance of director's qualifying shares with respect to Foreign Restricted Subsidiaries; provided, however, that (A) after giving effect to such disposition pursuant to the foregoing clause (ii), no Default or Event of Default shall have occurred and (B) the Managers of the Tenant shall have determined that such disposition is in the best interest of the Tenant, and provided further, that the Tenant may sell, transfer or otherwise dispose of Interests other than as provided in clauses (i) and (ii) of this paragraph (b) if (A) the Interests are valued at book value determined as the date of such disposition, and such disposition is permitted by Section 10.9; (B) all Interests held by the Tenant in any Restricted Subsidiary shall be transferred in connection with such disposition; (C) following such disposition, neither the Tenant nor any Restricted Subsidiary shall own any Interests in such former Restricted Subsidiary or be owed any Indebtedness by such former Restricted Subsidiary; and (D) immediately after giving effect to such disposition
         (y) the Tenant could incur $1.00 of additional Funded Indebtedness pursuant to Section 10.4(c) and (z) no Default or Event of Default shall have occurred.

         10.11. Distributions.

               The Company and the Tenant will not, and the Tenant will not permit any Restricted Subsidiary to, during any fiscal year, declare or pay any distributions to any of its owners if at the time of any such distribution a Default or Event of Default shall have occurred and be continuing hereunder or under the other Operative Agreements or would occur as a result thereof.

         10.12. Amendments to Articles of Organization and Operating Agreement.

               The Company shall not amend or modify its articles of organization or Operating Agreement nor shall the Tenant amend or modify its articles of organization or the Tenant Operating Agreement, in any manner which might materially and adversely affect the rights of any holders of the Notes (it being agreed that amendments for the purpose of admitting additional members, or reflecting deaths, retirements, resignations, withdrawals or removals of members will not be deemed to have such an adverse effect and amendments permitting members to incorporate and such corporations to become members of the Tenant shall not be deemed to have such an adverse effect).

         10.13. Change in Business.

               None of the Company, the Tenant or any Restricted Subsidiary will engage in any business as a result of which the general nature of the business, taken as a whole, which would then be engaged in by the Company, the Tenant or the Restricted Subsidiaries would be substantially changed from the general nature of such business on the date hereof.

         10.14. Permitted Investments.

               The Company will not permit or authorize any Investments other than Permitted Investments.

11.      EVENTS OF DEFAULT.

               An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

               (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise;

               (b) the Company defaults in the payment of any interest on any Note or the Company or the Tenant defaults in the payment of any other amount due under the Operative Agreements, in any case, for more than five Business Days after the same becomes due and payable;

               (c) the Company or the Tenant defaults in the performance of or compliance with any term contained in Sections 10.1 through 10.12;

               (d) the Company or the Tenant defaults in the performance of or compliance with any other term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) or any Operative Agreement and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer of the Company or Tenant obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and, to refer specifically to this paragraph (d) of Section 1 I);

               (e) any representation or warranty made in writing by or on behalf of the Company, the Tenant or by any officer of the Company or the Tenant in this Agreement, the Operative Agreements or in any writing famished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made;

               (f) a default or event of default shall occur under any other Operative Agreement and such default or event of default shall remain incurred after the expiration of any applicable grace or cure period provided for therein or if no such cure period is provided for therein within thirty (30) days;

               (g) the Company, the Tenant or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $50,000 in the case of the Company, and at least $10,000,000 in the case of the Tenant or any Subsidiary, beyond any period of grace provided with respect thereto, or (ii) the Company, the Tenant or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $50,000 in the case of the Company, and at least $10,000,000 in the case of the Tenant or any Subsidiary, or of any mortgage, indenture or other agreement relating thereto beyond any period of grace provided with respect to such default, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) the Company, the Tenant or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $50,000 in the case of the Company, and at least $10,000,000 in the case of the Tenant or any Subsidiary, or (y) one or more Persons have the right to require the Company, the Tenant or any Subsidiary so to purchase or repay such Indebtedness;

               (h) the Company, the Tenant or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing;

               (i) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company, the Tenant or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, the Tenant or any of the Subsidiaries, or any such petition shall be filed against the Company, the Tenant or any of the Subsidiaries and such petition shall not be dismissed within 60 days;

               (j) a final judgment or judgments for the payment of money aggregating in excess of $50,000 in the case of the Company and $5,000,000 in the case of the Tenant or any Subsidiaries are rendered which judgments are not, within 30 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 30 days after the expiration of such stay; or

               (k) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company, the Tenant or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $500,000, (iv) the Company, the Tenant or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company, the Tenant or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company, the Tenant or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company, the Tenant or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 11(k), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

12.      REMEDIES ON DEFAULT, ETC.

         12.1. Acceleration.

               (a) If an Event of Default with respect to the Company or the Tenant described in paragraph (h) or (i) of Section 11 (other than an Event of Default described in clause (i) of paragraph (h) or described in clause (vi) of paragraph (h) by virtue of the fact that such clause encompasses clause (i) of paragraph (h)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

               (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 33% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

               (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

               Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

         12.2. Other Remedies.

               If any Default or Event of Default has occurred and is continuing, and irrespective whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce he rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained in this Agreement, any of the Operative Agreements or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

         12.3. Rescission.

               At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 51% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

         12.4. No Waivers or Election of Remedies, Expenses, etc.

               No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement, any Operative Agreement or by any Note upon any holder thereof shall be exclusive of any other-right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

         13.1. Registration of Notes.

               The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes. The Company may direct the Collateral and Paying Agent under the Collateral Agency and Paying Agreement to undertake the obligation of the Company contained in this Section 13.1 or the Collateral Agency and Paying Agreement may so provide.

         13.2. Transfer and Exchange of Notes.

               Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices and other Schedule A information of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in
Section 6.1. The Company may direct the Collateral and Paying Agent under the Collateral Agency and Paying Agreement to act on its behalf with respect to this
Section 13.2 other than with respect to the execution of Notes or the Collateral Agency and Paying Agreement may so provide.

         13.3. Replacement of Notes.

               Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

               (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another Institutional Holder, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

               (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon. The Company may direct the Collateral and Paying Agent under the Collateral Agency and Paying Agreement to act on its behalf with respect to this
Section 13.3 other than with respect to the execution of Notes or the Collateral Agency and Paying Agreement may so provide.

14.      PAYMENTS ON NOTES.

         14.1. Place of Payment.

               Subject to Section 14.2, and to the extent applicable, to the Collateral Agency and Paying Agreement, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made at the addresses of the Purchasers set forth in Schedule A hereto. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

         14.2. Home Office Payment.

               So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay or cause to be paid all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company or the Collateral and Paying Agent made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company or the Collateral and Paying Agent at its principal executive office or at the place of payment most recently designated by the Company or the Collateral and Paying Agent pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company or the Collateral and Paying Agent in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this
Section 14.2.

15.      EXPENSES, ETC.

         15.1. Transaction Expenses.

               Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Operative Agreements or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Operative Agreements or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Operative Agreements or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company, the Tenant or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby, by the Operative Agreements and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

         15.2. Survival.

               The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Operative Agreements or the Notes, and the termination of this Agreement and/or the Operative Agreements.

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

               All representations and warranties contained herein shall survive the execution and delivery of this Agreement, the Operative Agreements and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company or the Tenant pursuant to this Agreement shall be deemed representations and warranties of the Company or the Tenant under this Agreement. Subject to the preceding sentence, this Agreement, the Operative Agreements and the Notes embody the entire agreement and understanding between you and the Company and the Tenant and supersede all prior agreements and understandings relating to the subject matter hereof.

17.      AMENDMENT AND WAIVER.

         17.1. Requirements.

               This Agreement, the other Operative Agreements and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1. 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or change the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20; or (iv) alter the first priority lien status granted by the Security Documents.

         17.2. Solicitation of Holders of Notes.

               (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof, of the other Operative Agreements or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

               (b) Payment. Neither the Company nor the Tenant will directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof or of the other Operative Agreements unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

         17.3. Binding Effect, etc.

               Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company and the Tenant without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company or the Tenant and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and "the Operative Agreements" and references thereto shall mean this Agreement and the Operative Agreements as they may from time to time be amended or supplemented.

         17.4. Notes held by Company or the Tenant, etc.

               Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company, the Tenant or any of their Affiliates shall be deemed not to be outstanding.

18.      NOTICES.

               All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                      (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

                      (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

                      (iii) if to the Company or the Tenant, to the Company at its respective address set forth at the beginning hereof to the attention of the General Counsel, or at such other address as the Company or the Tenant shall have specified to the holder of each
               Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.      REPRODUCTION OF DOCUMENTS.

               This Agreement, the Operative Agreements and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.      CONFIDENTIAL INFORMATION.

               For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Company, the Tenant or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company, the Tenant or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company, the Tenant or any Subsidiary or
(d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. For purposes of this Section 20, "Confidential Information" shall include the Memorandum and all financial statements delivered by the Company or the Tenant pursuant to Section 7.1(a) and (b) of this Agreement. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Company or the Tenant (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes, this Agreement and/or the Operative Agreements. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21.      SUBSTITUTION OF PURCHASER.

               You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22.      MISCELLANEOUS.

         22.1. Successors and Assigns.

               All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

         22.2. Payments Due on Non-Business Days.

               Anything in this Agreement, any Operative Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

         22.3. Severability.

               Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

         22.4. Construction.

               Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

         22.5. Counterparts.

               This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

         22.6. Governing Law.

               This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                    * * * * *

               If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                       Very truly yours,

                                       HEWITT PROPERTIES III LLC

                                       By:  /s/ C. Lawrence Connolly, III
                                            ------------------------------------
                                                C. Lawrence Connolly III

                                       Title:   Manager and Assistant Secretary
                                              ----------------------------------


                                       HEWITT ASSOCIATES, LLC,
                                       For purposes of Sections 4, 5, 7, 9, 10,
                                       11 and 17 only.

                                       By: /s/ John M. Ryan
                                            ------------------------------------
                                               John M. Ryan

                                       Title:   Chief Administrative Officer
                                              ----------------------------------


                                       The foregoing is hereby agreed to as of
                                       the date thereof.


AID ASSOCIATION FOR LUTHERANS

By: /s/ R. Jerry Scheel
    -----------------------------------

Name:   R. Jerry Scheel
    -----------------------------------

Title: Second Vice President-Securities
      ---------------------------------

NATIONWIDE MUTUAL INSURANCE COMPANY

By: /s/ Mark W. Poeppelman
    -----------------------------------

Name:   Mark W. Poeppelman
    -----------------------------------

Title:  Investment Officer
      ---------------------------------


NATIONWIDE INDEMNITY COMPANY

By: /s/ Mark W. Poeppelman
    -----------------------------------

Name:   Mark W. Poeppelman
    -----------------------------------

Title:  Investment Officer
      ---------------------------------


NATIONWIDE MUTUAL FIRE INSURANCE COMPANY

By: /s/ Mark W. Poeppelman
    -----------------------------------

Name:   Mark W. Poeppelman
    -----------------------------------

Title:  Investment Officer
      ---------------------------------


PACIFIC LIFE INSURANCE COMPANY

By: /s/ William R. Schmidt
    -----------------------------------

Name:   William R. Schmidt
    -----------------------------------

Title:  Assistant Vice President
      ---------------------------------


By: /s/ Peter S. Fiek
    -----------------------------------

Name:   Peter S. Fiek
    -----------------------------------

Title:  Assistant Secretary
      ---------------------------------

MINNESOTA LIFE INSURANCE COMPANY

By: Advantus Capital Management, Inc.

By: /s/ Rodney B. Hare
    -----------------------------------

Name:   Rodney B. Hare
    -----------------------------------

Title:  Vice President
      ---------------------------------


LIFE OF MARYLAND, INC.

By: Advantus Capital Management, Inc.

By: /s/ Rodney B. Hare
    -----------------------------------

Name:   Rodney B. Hare
    -----------------------------------

Title:  Vice President
      ---------------------------------


COLUMBIAN MUTUAL LIFE INSURANCE COMPANY

By: Advantus Capital Management, Inc.

By: /s/ Rodney B. Hare
    -----------------------------------

Name:   Rodney B. Hare
    -----------------------------------

Title:  Vice President
      ---------------------------------


NATIONAL TRAVELERS LIFE COMPANY

By: Advantus Capital Management, Inc.

By: /s/ Rodney B. Hare
    -----------------------------------

Name:   Rodney B. Hare
    -----------------------------------

Title:  Vice President
      ---------------------------------

FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN

By:  Advantus Capital Management, Inc.

By: Advantus Capital Management, Inc.

By: /s/ Rodney B. Hare
    -----------------------------------

Name:   Rodney B. Hare
    -----------------------------------

Title:  Vice President
      ---------------------------------


PROTECTED HOME MUTUAL LIFE INSURANCE COMPANY

By: Advantus Capital Management, Inc.

By: /s/ Rodney B. Hare
    -----------------------------------

Name:   Rodney B. Hare
    -----------------------------------

Title:  Vice President
      ---------------------------------


LINCOLN LIFE AND CASUALTY COMPANY

By: Advantus Capital Management, Inc.

By: /s/ Rodney B. Hare
    -----------------------------------

Name:   Rodney B. Hare
    -----------------------------------

Title:  Vice President
      ---------------------------------


COLORADO BANKERS LIFE INSURANCE COMPANY

By: Advantus Capital Management, Inc.

By: /s/ Rodney B. Hare
    -----------------------------------

Name:   Rodney B. Hare
    -----------------------------------

Title:  Vice President
      ---------------------------------

FARM BUREAU GENERAL INSURANCE COMPANY OF MICHIGAN

By: Advantus Capital Management, Inc.

By: /s/ Rodney B. Hare
    -----------------------------------

Name:   Rodney B. Hare
    -----------------------------------

Title:  Vice President
      ---------------------------------

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

     Purchaser                                                          Amount

NATIONWIDE MUTUAL INSURANCE COMPANY                                   $4,000,000
One Nationwide Plaza
Columbus, Ohio 43215-2220

Tax I.D. #31-4177100

Send notices and communications to:

      Nationwide Mutual Insurance Company
      One Nationwide Plaza (1-33-07)
      Columbus, Ohio 43215-2220
      Attention: Corporate Fixed-Income Securities

Wiring instructions:

      The Bank of New York
      ABA #021-000-018
      BNF: IOC566
      F/A/O Nationwide Mutual Insurance Company
      Attn.: P&I Department
      PPN#: 42822# AA 2
      Security Description: 6.89% Secured Credit Tenant Notes due April 27, 2014

All notices of payment on or in respect to the security should be sent to

      Nationwide Mutual Insurance Company
      c/o The Bank of New York
      P.O. Box 19266
      Attn.: P&I Department
      Newark, NJ 07195

With a copy to:

      Nationwide Mutual Insurance Company
      Attn.: Investment Accounting
      One Nationwide Plaza (1-32-05)
      Columbus, Ohio 43215-2220

The original note should be registered in the name of Nationwide Mutual Insurance Company and delivered to:

         The Bank of New York
         One Wall Street
         3rd Floor - Window A
         New York, NY 10286
         F/A/O Nationwide Mutual Insurance Co. Acct #264232

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

     Purchaser                                                          Amount

NATIONWIDE MUTUAL INSURANCE COMPANY                                   $4,000,000
One Nationwide Plaza
Columbus, Ohio 43215-2220

Tax I.D. #31-1399201

Send notices and communications to:

      Nationwide Indemnity Company
      One Nationwide Plaza (1-33-07)
      Columbus, Ohio 43215-2220
      Attention: Corporate Fixed-Income Securities

Wiring instructions:

      The Bank of New York
      ABA #021-000-018
      BNF: IOC566
      F/A/O Nationwide Indemnity Company
      Attn.: P&I Department
      PPN#: 42822# AA 2
      Security Description: 6.89% Secured Credit Tenant Notes due April 27, 2014

All notices of payment on or in respect to the security should be sent to:

      Nationwide Indemnity Company
      c/o The Bank of New York
      P.O. Box 19266
      Attn.: P&I Department
      Newark, NJ 07195

With a copy to:

      Nationwide Indemnity Company
      Attn.: Investment Accounting
      One Nationwide Plaza (1-32-05)
      Columbus, Ohio 43215-2220

The original note should be registered in the name of Nationwide Indemnity Company and delivered to:

         The Bank of New York
         One Wall Street
         3rd Floor - Window A
         New York, NY 10286
         F/A/O Nationwide Indemnity Company Act #264234

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

     Purchaser                                                          Amount

NATIONWIDE MUTUAL                                                     $2,000,000
   FIRE INSURANCE COMPANY
One Nationwide Plaza
Columbus, Ohio 43215-2220

Tax ID. #31-4177110

Send notices and communications to:

      Nationwide Mutual Fire Insurance Company
      One Nationwide Plaza (1-33-07)
      Columbus, Ohio 43215-2220
      Attention: Corporate Fixed-Income Securities

Wiring instructions:

      The Bank of New York
      ABA #021-000-018
      BNF: IOC566
      F/A/O Nationwide Mutual Fire Insurance Company
      Attn.: P&I Department
      PPN#: 42822# AA 2
      Security Description: 6.89% Secured Credit Tenant Notes due April 27, 2014

All notices of payment on or in respect to the security should be sent to:

      Nationwide Mutual Fire Insurance Company
      c/o The Bank of New York
      P.O. Box 19266
      Attn.: P&I Department
      Newark, NJ 07195

With a copy to:

      Nationwide Indemnity Company
      Attn.: Investment Accounting
      One Nationwide Plaza (1-32-05)
      Columbus, Ohio 43215-2220

The original note should be registered in the name of Nationwide Mutual Fire Insurance Company and delivered to:

         The Bank of New York
         One Wall Street
         3rd Floor - Window A
         New York, NY 10286
         F/A/O Nationwide Mutual Fire Insurance Co. Acct #267966

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

     Purchaser                                                          Amount

PACIFIC LIFE INSURANCE COMPANY                                       $10,000,000

Nominee name in which Note is to be issued: Mac & Co.

General Tax ID#: 95-1079000

For Physical Delivery of Certificates:

         Pacific Life Insurance Company
         Attn: Frank Fricano
         700 Newport Center Drive
         Floor 2, Securities Dept.
         Newport Beach, CA 92660-6397

For Payment of Principal & Interest:

         Federal Reserve Bank of Boston
         ABA# 0110-0123-4BOS SAFE DEP
         DDA# 125261
         Attn: MBS Income CC: 1253
         A/C Name: General Acct-GR
         A/C Number: PLCF1810132
         PPN#: 42822# AA 2
         Security Description: Hewitt Properties III LLC, 6.89% Secured Credit Tenant Notes due
         April 27, 2014

All notices of payments and written confirmations of such wire transfers to:

         Pacific Life Insurance Company
         Attn.: Frank Fricano
         700 Newport Center Drive
         Floor 2, Securities Dept.
         Newport Beach, CA 92660-6397

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

     Purchaser                                                          Amount

AID ASSOCIATION FOR LUTHERANS                                        $10,000,000

Nominee name in which Note is to be issued: Nimer & Co.

Tax ID Number: 13-6020733

Deliver Securities to:

      Danny Reyes
      Ref Account # 846647
      Aid Association For Lutherans Custody Account
      Citibank
      Level C
      20 Exchange Place
      New York, NY 10043

All payments of principal, interest, and premium on the account of the security shall be made by wire transfer (in immediately available funds) to:

      Citibank, N.A.
      Aba # 021-000-089
      Dda # 36126473
      Attn.: Judy Rock
      Ref Account # 846647
      Aid Association For Lutherans Custody Account
      Security Description: 6.89% Secured Credit Tenant Notes due April 27, 2014 PPN#: 42822# AA 2
      Maturity Date April 27, 2014
      Payable Date 27th day of each month
      Principal & Interest Breakdown

All notices and communications:

      Investment Department
      Aid Association For Lutherans
      4321 N Ballard Rd
      Appleton, WI 54919

All payment notices, to the above address and:

         Income Collection And Disbursement
         Ref Account # 846647
         Aid Association For Lutherans Custody Account
         3800 Citibank Center Tampa
         Bldg. B, Flr. 1, Zone 7
         Tampa, FL 33610-9122
         Attn.: Income Collection/Judith Rock

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

     Purchaser                                                          Amount

MINNESOTA LIFE INSURANCE COMPANY                                      $3,000,000

The Notes being purchased on behalf of Minnesota Life Insurance Company should be registered in the name of Minnesota Life Insurance Company. The address to which the Notes, all other documents and notices should be sent is as follows:

         Minnesota Life Insurance Company
         400 Robert Street North
         St. Paul, Minnesota 55101
         Attention: Advantus Capital Management, Inc.

The wire transfer address is as follows:

         Transfer of immediately available funds to:

         U.S. Bank Trust N.A.
         Minneapolis, Minnesota
         ABA #091000022
         BNF Minnesota Life Insurance Company
         Account #1801-10-00600-4
         with sufficient information to identify the source and application on such funds.

Fax No. (651) 223-5959

Tax ID #41-0417830

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

Purchaser                                                               Amount

LIFE OF MARYLAND, INC.                                                $2,000,000

The Notes being purchased for Life of Maryland, Inc. should be registered in the name of "Life of Maryland, Inc.". The Notes should be forwarded to the following address:

         Life of Maryland, Inc.
         10075 Red Run Blvd.
         P.O. Box 1050 Owings Mills, MD 21117-6050
         Attn: Bill Ward

All notices and statements should be sent to the following address:

         Life of Maryland, Inc.
         c/o Advantus Capital Management, Inc.
         400 Robert Street North St. Paul, MN 55101
         Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds to

         NationsBank
         Baltimore, MD
         ABA #052-001-633

         For credit to:  Life of Maryland, Inc.
                         Account Number 200-060-085-8

         Also, please reference sufficient information to identify the source and application of such funds.

Tax ID #52-1220516

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

Purchaser                                                               Amount

COLUMBIAN MUTUAL LIFE INSURANCE COMPANY                               $1,000,000

The Notes being purchased for Colombian Mutual Life Insurance Company should be registered in the name of "Colombian Mutual Life Insurance Company". The Notes should be forwarded to the following address:

         State Street Bank and Trust Company
         108 Myrtle Street
         North Quincy, MA 02171
         Attn: Mark Kelly
         Insurance Services AH2

All notices and statements should be sent to the following address:

         Colombian Mutual Life Insurance Company
         c/o Advantus Capital Management, Inc.
         400 Robert Street North
         St. Paul, MN 55101
         Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds to

         State Street Bank and Trust Company
         Boston, MA 02101
         ABA #011-000-028

         For credit to:  Colombian Mutual Life Insurance Company
                         Custody DDA Account #1445-148-8

         For further credit to: Account #E815

         Also, please reference sufficient information to identify the source and application of such funds.

Tax ID #15-0274455

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

Purchaser                                                               Amount

NATIONAL TRAVELERS LIFE COMPANY                                       $1,000,000

The Notes being purchased for National Travelers Life Company should be registered in the nominee name "Var & Co.". The Notes should be forwarded to the following address:

         U.S. Bank Trust, N.A.
         180 East Fifth Street
         St. Paul, MN 55101
         Attn: Connie Kemp (SPFT 0901)

All notices and statements should be sent to the following address:

         National Travelers Life Company
         c/o Advantus Capital Management, Inc.
         400 Robert Street North
         St. Paul, MN 55101 Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds to

         U.S. Bank, N.A.
         Minneapolis, MN
         ABA #091-000-022

         For credit to: U.S. Bank Trust, N.A.
                        Account Number: 180121167365,
                        TSU: 47300050

         For further credit to: National Travelers Life Company
                                Account Number: 12609110
                                Attn: Juleah Foss (651) 244-5958

         Also, please reference sufficient information to identify the source and application of such funds.

Tax ID #42-0432940

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

Purchaser                                                               Amount

FARM BUREAU MUTUAL INSURANCE                                          $1,000,000
   COMPANY OF MICHIGAN

The Notes being purchased for Farm Bureau Mutual Insurance Company of Michigan should be registered in the name of "Farm Bureau Mutual Insurance Company of Michigan". The Notes should be forwarded to the following address:

         Comerica Bank
         Trust Securities Services MC 3404
         411 West Lafayette
         Detroit, MI 48275- 3404
         Reference:     Farm Bureau Mutual Insurance Company of Michigan
                        Internal Account Number: 011000312132
         Attn: Dan Molnar (313) 222-7946

All notices and statements should be sent to the following address:

         Farm Bureau Mutual Insurance Company of Michigan
         c/o Advantus Capital Management, Inc.
         400 Robert Street North
         St. Paul, MN 55101
         Attn: Client Administrator

All payments on account of the Notes shall be made by the wire transfer of immediately available funds to:

         Comerica Bank
         Detroit, MI
         ABA #072-000-096

         For credit to: Trust Operation -- Fixed Income
                        Unit Cost Center 98530
                        Account Number: 21585-98530

         For further credit to:

                        Farm Bureau Mutual Insurance Company of Michigan Account Number: 0110003121.332

         Also, please reference sufficient information to identify the source and application of such funds.

Tax ID.: 38-1316179

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

Purchaser                                                                Amount

FARM BUREAU GENERAL INSURANCE                                           $500,000
   COMPANY OF MICHIGAN

The Notes being purchased for Farm Bureau General Insurance Company of Michigan should be registered in the name of "Farm Bureau General Insurance Company of Michigan". The Notes should be forwarded to the following address:

         Comerica Bank
         Attn: Dan Molnar MC 3462
         411 West Lafayette
         Detroit, MI 48226-3462
         Reference:      Farm Bureau General Insurance Company of Michigan
                         Internal Account Number: 011000312140

All notices and statements should be sent to the following address:

         Farm Bureau General Insurance Company of Michigan
         c/o Advantus Capital Management, Inc.
         400 Robert Street North
         St. Paul, MN 55101
         Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Comerica Bank
         Detroit, MI
         ABA #072-000-096

         For credit to:  Trust Operation - Fixed Income
                         Unit Cost Center 98530
                         Account Number: 21585-98530

         For further credit to:  Farm Bureau General Insurance Company of
                                 Michigan
                                 Account Number: 011000312140

         Also, please reference sufficient information to identify the source and application of such funds.

Tax ID.: 38-6056228

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

Purchaser                                                                Amount

COLORADO BANKERS LIFE INSURANCE COMPANY                                 $500,000

The Notes being purchased for Colorado Bankers Life Insurance Company should be registered in the nominee name of "Salkeld & Co.". The Notes should be forwarded to the following address:

         Bankers Trust Company
         16th Wall Street, 4th Floor
         Securities Administration
         Window 62
         New York, NY 10015
         Attn: George Flores

All notices and statements should be sent to the following address:

         Colorado Bankers Life Insurance Company
         c/o Advantus Capital Management, Inc.
         400 Robert Street North
         St. Paul, MN 55101
         Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Bankers Trust Company
         New York, NY
         ABA 4021-001-033

         For credit to: Account Number: 99-911145

         For further credit to: Colorado Bankers Life Insurance Company
                                Account Number: 098125

Also, please reference sufficient information to identify the source and application of such funds.

Tax ID.: 84-0674027

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

Purchaser                                                                Amount

PROTECTED HOME MUTUAL LIFE                                              $500,000
   INSURANCE COMPANY

The Notes being purchased for Protected Home Mutual Life Insurance Company should be registered in the name of "Norwest Bank MN as Custodian for Protected Home Mutual Life Insurance Co.". The Notes should be forwarded to the following address:

         Norwest Bank MN, N.A.
         733 Marquette Ave. Lower Level 1
         Security Control and Transfer
         Minneapolis, MN 55479-0051
         Attn: Terrie Loosen (612) 667-0540

All notices and statements should be sent to the following address:

         Protected Home Mutual Life Insurance Company
         c/o Advantus Capital Management, Inc.
         400 Robert Street North
         St. Paul, MN 55101
         Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds to

         Norwest Bank Minnesota, N.A.
         ABA No. 091-000-019
         BNF=Norwest Trust Clearing Mpls
         BNFA=0840245
         OBI=FFC to: Norwest Client Acct No. 13371700
         Norwest Client Account Name: Protected Home Mutual
                                      Life Insurance Company

         Also, please reference sufficient information to identify the source and application of such funds.

Tax ID #25-0740310

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

Purchaser                                                                Amount

LINCOLN LIFE AND CASUALTY COMPANY                                       $500,000

The Notes being purchased for Lincoln Life and Casualty Company should be registered in the nominee name "Emseg & Co.". The Notes should be forwarded to the following address:

         Norwest Bank
         6th Street & Marquette Ave.
         Norwest Center
         Minneapolis, MN 55479-0065
         Attn: Terrie Loosen

All notices and statements should be sent to the following address:

         Lincoln Life and Casualty Company
         c/o Advantus Capital Management, Inc.
         400 Robert Street North
         St. Paul, MN 55101
         Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Norwest Bank, Minnesota
         Minneapolis, MN
         ABA #091-000-019

         For credit to:    Trust Department
                           Account Number: 0840245

         For further credit to:     Lincoln Life & Casualty Company
                                    Account Number: 13425700
                                    Attn: Terrie Loosen

         Also, please reference sufficient information to identify the source and application of such funds.

Tax ID #41-6026203

                                                                      SCHEDULE B

                                  DEFINED TERMS

                  As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

                  "Affiliate" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, (b) any Person beneficially owning or holding, directly or indirectly, 7% or more of any class of voting or equity interests of the Company, the Tenant or any Subsidiary or any corporation of which the Company, the Tenant and the Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 7% or more of any class of voting or equity interests; and (c) any Manager or officer of the Company or the Tenant. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company or the Tenant.

                  "Assignment of Leases and Rents" means that certain Assignment of Leases and Rents, dated as of April 22, 1999, from the Company to the Collateral and Paying Agent, as agent for the Purchasers, relating to the Property and assigning the Company's rights to receive rent under its leases, including the Lease.

                  "Business Day" means (a) for the purposes of Section 8.7 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Chicago, Illinois or Minneapolis, Minnesota are required or authorized to be closed.

                  "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

                  "Closing" is defined in Section 3.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

                  "Collateral and Paying Agent" means Hams Trust and Savings
Bank.

                  "Collateral Agency and Paying Agreement" means that certain Collateral Agency and Paying Agreement, dated as of April 22, 1999, among the Company, the Collateral and Paying Agent, the Tenant and the Purchasers.

                  "Company" means Hewitt Properties III LLC, a limited liability company organized under the laws of Illinois.

                  "Confidential Information" is defined in Section 20.

                  "Consolidated Funded Indebtedness" means Funded Indebtedness of the Tenant and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Net Capital" shall mean the consolidated members' capital of the Tenant, as determined in accordance with GAAP, less Restricted Investments in excess of 20% of consolidated members' capital of the Tenant.

                  "Consolidated Net Income" shall mean consolidated net income and net losses of the Tenant and its Restricted Subsidiaries, as determined in accordance with GAAP, after excluding the sum of (i) any net loss or any undistributed net income of any Person in which the Tenant has an ownership interest other than a Restricted Subsidiary; (ii) any net loss or any undistributed net income of any Restricted Subsidiary prior to the date it became a Restricted Subsidiary; (iii) any gain or net loss (net of any tax effect) resulting from the sale of any capital assets other than in the ordinary course of business; (iv) extraordinary, unusual, or nonrecurring gains or losses; (v) gains resulting from the write-up of assets; (vi) any earnings of any Restricted Subsidiary unavailable for payment to the Tenant or another Restricted Subsidiary; (vii) proceeds of any insurance policy; and (viii) reversal of any contingency reserves not created during the period.

                  "Consolidated Total Assets" means the total assets of the Tenant and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP.

                  "Current Indebtedness" shall mean, Indebtedness other than Funded Indebtedness.

                  "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

                  "Default Rate" means that rate of interest that is the greater of (i) 2% per annum above the rate of interest then payable under the Notes or
(ii) 2% over the rate of interest publicly announced by Harris Trust and Savings Bank in Chicago, Illinois as its "base" or "prime" rate.

                  "Disposition" is defined in Section 10.9.

                  "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

                                   Schedule B

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company or the Tenant under section 414 of the Code.

                  "Event of Default" is defined in Section 11.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Foreign Pension Plan" means any plan, fund or other similar program

                  (a) established or maintained outside of the United States of America by the Tenant or any Subsidiary thereof primarily for the benefit of the employees (substantially all of whom are not citizens of, and not residing in, the United States of America) of the Tenant or any Subsidiary thereof, which plan, fund or other similar program provides for retirement income for such employees or results in a deferral of income for such employees in contemplation of retirement, and

                  (b) not otherwise subject to ERISA.

                  "Foreign Restricted Subsidiary" means any Restricted Subsidiary of the Tenant organized under the laws of a country other than the United States.

                  "Funded Indebtedness" means all Indebtedness which would, in accordance with GAAP, constitute long-term Indebtedness, including, but not limited to, (a) any Indebtedness for borrowed money with a maturity more than one year after the applicable date of determination, (b) any portion thereof which is renewable at the option of the obligor for a period of more than one year, (c) any Indebtedness outstanding under a revolving credit or similar agreement providing for borrowings (and renewals and extensions thereof) over a period of more than one year (including, without limitation, an option of such obligor obligating the lender or lenders to extend credit over a period of one year or more), (d) any Capitalized Lease obligation maturing more than one year after the date as of which the computation was made and (e) any Guaranty with respect to Funded Indebtedness of another Person.

                  "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

                  "Governmental Authority" means

                  (a) the government of

                            (i) the United States of America or any State or
                  other political subdivision thereof, or

                                       21
                                   Schedule B

                            (ii) any jurisdiction in which the Company, the
                  Tenant or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company, the Tenant or any Subsidiary, or

                  (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

                  "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such
Person:

                  (a) to purchase such indebtedness or obligation or any property constituting security therefor;

                  (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

                  (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

                  (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

                  "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

                  "Hewitt Holdings" means Hewitt Holdings LLC, a limited liability company organized under the laws of Illinois.

                  "Holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

                  "Indebtedness" with respect to any Person means, at any time, without duplication,

                                       22
                                   Schedule B

                  (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

                  (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                  (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

                  (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

                  (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

                  (f) Swaps of such Person; and

                  (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

                  "Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

                  "Interests" is defined in Section 10.10.

                  "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

                  "Lease" means that certain Lease Agreement dated as of April 22, 1999, between the Company and the Tenant.

                  "Make-Whole Amount" is defined in Section 8.7.

                                       23
                                   Schedule B

                  "Manager" shall mean "Manager" as such term is defined in the Operating Agreement or the Tenant Operating Agreement.

                  "Material" means (i) with respect to the Company, material in relation to the business, operations, affairs, financial condition, assets, properties or prospects of the Company and (iii) with respect to the Tenant, material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Tenant and its Subsidiaries taken as a whole.

                  "Material Adverse Effect" means (i) with respect to the Company, a material adverse effect on (x) the business, operations, affairs, financial condition, assets or properties of the Company (y) the ability of the Company to perform its obligations under this Agreement, the Operative Agreements and the Notes, (z) the validity or enforceability of the Agreement, the Operative Agreements or the Notes and (ii) with respect to the Tenant, a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Tenant or the Subsidiaries taken as a whole, or (b) the ability of the Tenant to perform its obligations under this Agreement and the Operative Agreements, or (c) the validity or enforceability of this Agreement and the Operative Agreements.

                  "Memorandum" is defined in Section 5.3.

                  "Mortgage" means that certain Mortgage and Security Agreement, dated as of April 22, 1999, executed by the Company, granting to the Collateral and Paying Agent, on behalf of the holders of the Notes, a first mortgage Lien on the Property.

                  "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

                  "Notes" is defined in Section 1.

                  "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company or the Tenant, as applicable, whose responsibilities extend to the subject matter of such certificate.

                  "Operating Agreement" means the Operating Agreement of the Company as amended from time to time.

                  "Operative Agreements" means the Agreement, the Notes, the Lease, the Security Documents and the Collateral Agency and Paying Agreement.

                  "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

                  "Permitted Investments" means clauses (ii), (iii), (iv), (v) and (vi) of the definition of Restricted Investments.

                                       24
                                   Schedule B

                  "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

                  "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company, the Tenant or any ERISA Affiliate may have any liability.

                  "Preferred Stock" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

                  "Property" means the property commonly known as that certain approximately 43 acre tract in Lincolnshire, Illinois being an approximately 336,000 square foot suburban office building complex and parking lot, described in the Mortgage.

                  "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

                  "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

                  "Required Holders" means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company, the Tenant or any of its or their Affiliates).

                  "Responsible Officer" means any Manager, Senior Financial Officer or any other officer of the Company, or the Tenant, as the case may be, with responsibility for the administration of the relevant portion of this Agreement.

                  "Restricted Investments" means any investment in securities or extensions of credit by the Tenant and its Restricted Subsidiaries other than:

                                    (i)   existing investments owned by the
                  Tenant or any Restricted Subsidiary and listed on Schedule C hereto;

                                    (ii)  direct obligations of the U.S.
                  Government or any agency or instrumentality thereof or obligations guaranteed by the full faith and credit of the United States of America maturing no later than three years from the date of acquisition;

                                    (iii) certificates of deposit and banker's
                  acceptances issued by commercial banks or trust companies organized under the laws of the United States or any State thereof, each having capital, surplus and undivided profits aggregating $100,000,000 and ratings of its long-term unsecured debt obligations

                                       25
                                   Schedule B
                  by Standard & Poor's Corp. or Moody's Investors Service of at least "AA" or "Aa2," respectively;

                                    (iv)   commercial paper of a U.S. domestic
                  issuer rated no lower than "A-2" by Standard & Poor's Corp. or "P-2" by Moody's Investors Service and maturing not more than 270 days after the date of acquisition;

                                    (v)    investment obligations in direct
                  obligations of any state or municipality within the United States maturing no later than three years from the date of acquisition and rated at least "AA" by Standard & Poor's Corp. or "Aa2" by Moody's Investors Service;

                                    (vi)   investments in or loans to Restricted
                  Subsidiaries or companies that will immediately, as a result of such investment, become Restricted Subsidiaries;

                                    (vii)  investments in money market
                  investment programs rated at least "AA" by Standard & Poor's Corp. and "AA" by Moody's Investors Service, the investment of which is classified as a current asset in accordance with GAAP; and

                                    (viii) property to be used in the ordinary
                  course of business.

As of the date of any determination, each Restricted Investment shall be valued at the greater of (a) cost or (b) the value of such Restricted Investments as shown on the books of the Tenant and as determined in accordance with GAAP (or zero if such Restricted Investment is not shown on such books).

                  "Restricted Subsidiary" means any Subsidiary (i) of which at least 80% of the voting securities are owned by the Tenant and/or one or more Wholly-Owned Restricted Subsidiaries, (ii) which is organized under the laws of the United States or any state thereof, Canada, Europe, Mexico, South America, Asia, Japan or Australia, (iii) which maintains substantially all of its assets and conducts substantially all of its business within the United States, Canada, Europe, Mexico, South America, Asia, Japan or Australia and (iv) which the Tenant has designated a Restricted Subsidiary by notice in writing given to the holders of the Notes.

                  "Sale and Lease-Back Transaction" means any arrangement, directly or indirectly, with any Person whereby a seller or a transferor shall sell or otherwise transfer any real or personal property and then or thereafter lease (whether or not a Capital Lease), or repurchase under an extended purchase contract, the same or similar property from the purchaser or the transferee of such property.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time.

                  "Security Documents" means the Mortgage, the Assignment of Leases and Rents, the Subordination Agreement and any other agreements, filings, financing statements

                                       26
                                   Schedule B
entered into in connection therewith or pursuant to the terms of the Agreement or the Operative Agreements.

                  "Senior Financial Officer" means the chief financial officer, chief administrative officer, principal accounting officer, treasurer or comptroller of the Company or the Tenant, as the case may be.

                  "Subordinated Indebtedness" means any Indebtedness which, in any manner, is subordinated in right of payment to the Indebtedness evidenced by the Notes.

                  "Subordination Agreement" means that certain Agreement of Subordination, Nondisturbance and Attornment dated as of April 22, 1999 between Tenant and Collateral and Paying Agent.

                  "Subsequent Closings" is defined in Section 3.

                  "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Tenant.

                  "Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

                  "Taxes" shall mean all Federal, state, local or other taxing authority, income, franchise, sales use ad valorem. property, payroll, social security, unemployment assets, value added, withholding, excise, severance, transfer, employment alternative or add-on minimum taxes and other taxes, charges, fees, levies, imposts, duties, licenses and other assessments together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority.

                  "Tax Return" shall mean any return, declaration, report, claim for refund or information return (including but not limited to partnership returns) relating to Taxes, including but not limited to any schedule or attachment thereto.

                                       27
                                   Schedule B

                  "Tenant" means Hewitt Associates LLC as tenant under the Lease.

                  "Tenant Operating Agreement" means the Operating Agreement of Tenant as amended from time to time.

                  "Total Capitalization" shall mean the sum of (i) Consolidated Funded Indebtedness and (ii) Consolidated Net Capital and (iii) solely for the purpose of calculating the limitation on Current Indebtedness, Current Indebtedness of the Tenant and its Restricted Subsidiaries (determined on a consolidated basis in accordance with GAAP).

                  "Unrestricted Subsidiary" shall mean any Subsidiary not designated a Restricted Subsidiary.

                  "Wholly-Owned Restricted Subsidiary" means, at any time, any Restricted Subsidiary one hundred percent (100%) of all of the equity interests (except (i) directors' qualifying shares, (ii) shares not in excess of 5% of the outstanding shares of any Foreign Restricted Subsidiary issued to a Person employed by such Foreign Restricted Subsidiary and (iii) shares not in excess of 1% (3.5% in the case of the Tenant's German Foreign Restricted Subsidiary) of the outstanding shares of a Foreign Restricted Subsidiary issued to Hewitt Holdings) and voting interests of which are owned by any one or more of the Tenant and the Tenant's other Wholly-Owned Restricted Subsidiaries at such time.

                                       28
                                   Schedule B

                             NOTE PURCHASE AGREEMENT

                            HEWITT PROPERTIES III LLC
                          $40,000,000 Principal Amount
                           Secured Credit Tenant Notes
                                    Due 2014

                                   SCHEDULE C
                              Existing Investments

                                      None

                             NOTE PURCHASE AGREEMENT

                            HEWITT PROPERTIES III LLC
                          $40,000,000 Principal Amount
                           Secured Credit Tenant Notes
                                    Due 2014

                                  SCHEDULE 4.9

           Any Changes to Jurisdiction of Formation/Been a Party to a
                             Merger or Consolidation

                                      NONE

                             NOTE PURCHASE AGREEMENT

                            HEWITT PROPERTIES III LLC
                          $40,000,000 Principal Amount
                           Secured Credit Tenant Notes
                                    Due 2014

                                  SCHEDULE 5.3

               Any Changes to Company, Tenant or Subsidiaries Not
         Previously Disclosed Expected to Have a Material Adverse Effect

                                      NONE

                             NOTE PURCHASE AGREEMENT

                            HEWITT PROPERTIES III LLC
                          $40,000,000 Principal Amount
                           Secured Credit Tenant Notes
                                    Due 2014

                                  SCHEDULE 5.4

                                  See Attached

                                  SCHEDULE 5.4

(i) List of Subsidiaries of Tenant (exclusive of Subsidiaries which individually and in the aggregate are not Material)

     a)   Foreign subsidiaries

Country           City            Name                               Structure
Australia*        Sydney          Hewitt Associates Pty. Ltd.        Wholly-owned subsidiary of
                                                                     Hewitt Associates LLC*

Belgium**         Brussels        Hewitt Associates, S.A.            Wholly-owned subsidiary of
                                                                     Hewitt Associates LLC (as of 9/30/97)*

Canada            Toronto         3412822 Canada Inc.                Wholly-owned subsidiary of
                                                                     Hewitt Associates LLC

Canada            Toronto         3409635 Canada Inc.                Wholly-owned subsidiary of
                                                                     Hewitt Associates LLC

Canada            Toronto         3025228 Nova Scotia Company.       Wholly-owned subsidiary of
                                                                     Hewitt Associates LLC

Chile**           Santiago        Hewitt Associates (Chile)          99% Hewitt Associates LLC
                                  Limitada                           1% Hewitt Holdings LLC

China**           Shanghai        Hewitt Eastgate (Shanghai)         Wholly-owned subsidiary of
                                  Consulting Co. Ltd.                Hewitt Associates LLC*

France**          Paris           Hewitt Associates SARL             Wholly-owned subsidiary of
                                                                     Hewitt Associates LLC*

Germany           Wiesbaden       Hewitt Associates GmbH             96.5(degrees)6 held by Hewitt Associates
                                                                     and 3.5% held by Hewitt Holdings LLC

Indonesia**       Jakarta         PT Hewitt Konsultan Indonesia      Wholly-owned subsidiary of
                                                                     Hewitt Associates LLC*

Italy**           Milan           Hewitt Associates Srl              Wholly-owned subsidiary of
                                                                     Hewitt Associates LLC*

Japan**           Tokyo           Hewitt Associates                  Wholly-owned subsidiary of
                                                                     Hewitt Associates LLC*

Korea**                           Hewitt Associates Korea LLC        Wholly-owned subsidiary of
                                                                     Hewitt Associates LLC

Country             City            Name                               Structure
Malaysia**          Kuala Lumpur    Hewitt Associates SDN. BHD         Wholly-owned subsidiary of
                                                                       Hewitt Associates LLC

New Zealand         Wellington      Hewitt Associates Limited          Wholly-owned subsidiary of
                                                                       Hewitt Associates LLC*

Poland**            Warsaw          Hewitt Associates                  Wholly-owned subsidiary of
                                                                       Hewitt Associates LLC*

Singapore**         Singapore       Hewitt Associates Pte. Ltd.        Wholly-owned subsidiary of
                                                                       Hewitt Associates LLC*

Spain**             Madrid          Hewitt Associates, S.A.            Wholly-owned subsidiary of
                                                                       Hewitt Associates LLC*

Thailand**          Bangkok         Hewitt Associates                  Wholly-owned subsidiary of
                                    (Thailand) Limited                 Hewitt Associates LLC*

United Kingdom**    St. Albans      Hewitt Associates Limited          Wholly-owned subsidiary of
                                                                       Hewitt Associates LLC

     * "Wholly-owned" means that at least 99% of the ownership interest in these subsidiaries is held by Hewitt Associates LLC and affiliates.

     **Designates a Restricted Subsidiary.

     b)   Other

     Annod Corp.**, a Delaware corporation (wholly-owned subsidiary of Hewitt Associates LLC)

(ii) List of Affiliates of Tenant

     a)   Foreign affiliates

Country             City            Name                                Structure
Argentina           Buenos Aires    Hewitt Associates, S.A.             40% held by Hewitt Associates LLC and
                                                                        60% by Alberto Fastman

Austria             Vienna          Hewitt, Rottig & Rutkowski          40% held by Hewitt Associates LLC and
                                    Human Resources Consultants GmbH    60(degrees)l0 owned by Paul Roettig and Hans Rutkowski

Brazil              Sao Paulo       Hewitt Associates S.C. Limitada     40% held by Hewitt Associates LLC,
                                                                        59% held by shareholders of Huggard-Caine
                                                                        S.C. Ltda and 1% held by Andrea Huggard-Caine

                                       34
                                   Schedule B

       a)   Foreign affiliates (continued)

Country             City            Name                               Structure
Canada              Toronto         Hewitt Associates                  Ontario general partnership comprised of
                    Calgary                                            Hewitt Associates LLC and professional
                    Vancouver                                          services corporations owned by Hewitt Holding
                                                                       LLC's Canada-based Owners

Chile               Santiago        Hewitt Associates (Chile)          40% held by Hewitt Associates LLC and
                                                                       60% held by Patricia Waldbaum

India               Bangalore       Noble & Hewitt (India)             33.3% held by Hewitt Associates LLC and 66.7%
                    Mumbai          Pvt. Ltd.                          held by Noble House principals
                    New Delhi

Ireland             Dublin          Hewitt Associates Limited          Branch Office of Hewitt Associates Limited
                                                                       (United Kingdom)

Mexico              Mexico City     Intergamma De Mexico S. de R.L     25% held by Hewitt Associates LLC and 75%
                                    de C.V.                            held by 12 partners of Intergamma

Netherlands         Amsterdam       Hewitt & Koelman International,    50/50 joint venture between Hewitt Associates
                    Eindhoven       BV. (HKI)                          LLC and Heijnis & Koelman BV. The Dutch
                    Rotterdam                                          partner holds one preference share.
                    Utrecht

Netherlands         Amsterdam       Heijnis & Koelman B.V.             30% held by Hewitt Associates LLC and
                                                                       70% held by individual owners

Philippines         Manila          Hewitt Strat Asia Inc.             40% held by Hewitt Associates LLC and
                                                                       60% held by Strat Asia, Inc.

Puerto Rico         San Juan        Hewitt Associates Caribe, Inc.     40% held by Hewitt Associates LLC and
                                                                       60% held by Caribe, Inc. principals

Switzerland         Neuchatel       PRASA Hewitt International         Registered name PRASA HEWITT
                    Geneva                                             44.5% held by Hewitt Associates LLC


                                       35
                                   Schedule B

Country         City       Name               Structure
                Zurich     A.G. (PHI)         and 55.5% held by PRASA

Venezuela       Caracas    Hewitt Associates  Branch office of Hewitt
                                              Associates Caribe, Inc.
          b)  Other affiliates

          The Bayview Trust, an Illinois trust (100% of the beneficial interest held by Hewitt Holdings LLC);

          Overlook Associates, an Illinois partnership (51% held by Hewitt Holdings LLC and 49% held by Tower Parkway Associates);

          Hewitt Holdings LLC, an Illinois limited liability company (holder of 100% of interest in Hewitt Associates LLC, Hewitt Properties I LLC, Hewitt Properties II LLC, and Hewitt Services LLC);

          Hewitt Services LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC);

          Hewitt Distributions LLC, an Illinois limited liability company (99% held by Hewitt Associates LLC and 1% held by Annod Corporation, a Delaware Corporation);

          Hewitt Properties I LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC); and

          Hewitt Properties.II LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC).

          Hewitt Properties III LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC); and

          Hewitt Properties IV LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC).

(iii)     List of Subsidiaries of Company

          None

(iv)      List of Affiliates of Company

          a)  Foreign affiliates

          All Foreign Subsidiaries and Foreign Affiliates listed for Tenant.

          b)  Other affiliates

          The Bayview Trust, an Illinois trust (100% of the beneficial interest held by Hewitt Holdings

                                       36
                                   Schedule B

     LLC);

     Overlook Associates, an Illinois partnership (51% held by Hewitt Holdings LLC and 49% held by Tower Parkway Associates);

     Hewitt Associates LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC);

     Hewitt Holdings LLC, an Illinois limited liability company (holder of 100% of interest in Hewitt Associates LLC, Hewitt Properties I LLC, Hewitt Properties II LLC, and Hewitt Services LLC);

     Hewitt Services LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC);

     Hewitt Distributions LLC, an Illinois limited liability company (99% held by Hewitt Associates LLC and 1% held by Annod Corporation, a Delaware Corporation): and

     Hewitt Properties I LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC).

     Hewitt Properties II LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC).

     Hewitt Properties IV LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC).

(v)  List of Managers/Senior Officers of Company

     Dale L. Gifford                         Chief Executive/Manager
     Jerry R. Westwood                       Manager of Real Estate
     Rosemary E. Tagge                       Secretary
     C. Lawrence Connolly, III               Assistant Secretary/Manager
     Peter E. Ross                           Assistant Secretary
     John M. Ryan                            Assistant Secretary/Manager

(vi) List of Managers/Senior Officers of Tenant

     Gerald I. Wilson                     Chairman of Executive Committee of Hewitt Holdings
     Dale L. Gifford                      Chief Executive/Manager
     John M. Ryan                         Chief Administrative Officer/Manager/Assistant Secretary
     Dan DeCanniere                       Chief Financial Officer
     Thomas L. Schmitz                    Practice Leader for the Total Benefit Administration Services
     Rosemary E. Tagge                    Secretary
     C. Lawrence Connolly, III            Assistant Secretary/Manager
     Peter E. Ross                        Assistant Secretary
     Kent E. Levihn                       Director of Insurance

                                       37
                                   Schedule B

                             NOTE PURCHASE AGREEMENT

                            HEWITT PROPERTIES III LLC
                          $40,000,000 Principal Amount
                           Secured Credit Tenant Notes
                                    Due 2014

                                  SCHEDULE 5.5

                   Financial Statements Provided to Purchasers

Audited consolidated balance sheets of Hewitt Associates, an Illinois partnership, and subsidiaries as of September 30,1994 and 1993, and the related consolidated statements of income and cash flows for the years then ended.

Audited consolidated balance sheets of Hewitt Associates LLC, an Illinois limited liability company, and subsidiaries as of September 30, 1998, 1997, 1996 and 1995, and the related consolidated statements of income and cash flows for the years then ended.

Hewitt Associates LLC (Unaudited) Consolidated Balance Sheet, Statement of Operations, and Statement of Cash Flow for the periods ending December 31, 1998, 1997 and 1996.

                             NOTE PURCHASE AGREEMENT

                            HEWITT PROPERTIES III LLC
                          $40,000,000 Principal Amount
                           Secured Credit Tenant Notes
                                    Due 2014

                                  SCHEDULE 10.7

                                      Liens

                                      NONE

                                                                       EXHIBIT 1

                                 [FORM OF NOTE]

                              HEWITT ASSOCIATES LLC

                  SECURED CREDIT TENANT NOTE DUE APRIL 27, 2014

No. [____]                                                                [Date]
$[______]                                                        PPN 42822# AA 2

     FOR VALUE RECEIVED, the undersigned, HEWITT PROPERTIES III LLC (herein called the "Company"), a limited liability company organized and existing under the laws of the State of Illinois, hereby promises to pay to _____________, or registered assigns, the principal sum of ______________ DOLLARS ($_________) on April 27, 2014, in installments of interest and principal on the twenty-seventh day of each month as set forth in Schedule 8.1 to the Note Purchase Agreement (as defined below) until the principal hereof shall have become due and payable, and to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement), payable as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% over the rate then due on the Note or (ii) 2% over the rate of interest publicly announced by Harris Trust and Savings Bank from time to time in Chicago, Illinois as its "base" or "prime" rate.

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America in the manner and at such places as provided in the Note Purchase Agreement referred to below.

     This Note is one of a series of Secured Credit Tenant Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of April 22, 1999 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Reference is made to the Note Purchase Agreement for a statement of such benefits and a description of certain collateral securing the Notes. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in
Section 6.1 of the Note Purchase Agreement. This Note is secured by and entitled to the benefits of the Operative Agreements (as defined in the Note Purchase Agreement).

     This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

     This Note shall be construed and enforced in accordance with and the rights of the parties shall be governed by the laws of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                                HEWITT ASSOCIATES LLC

                                                By______________________________
                                                    (_______________), Manager

                                       41
                                   Schedule B

                                                                  Exhibit 4.4(a)

                            FORM OF LEGAL OPINION OF
                             COUNSEL FOR THE COMPANY

     The opinion of C. Lawrence Connolly III, Esq., counsel for the Company, shall cover all matters specified in clauses 1 through 7 in Exhibit 4.4(b) and also shall be to the effect that:

     1. Each of the Company and the Tenant has full power and authority to conduct the activities in which it is now engaged and own its property. Each Subsidiary of the Tenant is an entity duly organized and validly existing in good standing under the laws of its jurisdiction of organization, and each has all requisite power and authority to carry on its business as now conducted and own its property.

     2. Each of the Company, the Tenant and the Tenant's Subsidiaries is duly qualified or licensed and in good standing as a foreign limited liability company or corporation authorized to do business in each jurisdiction where the nature of the business transacted by it or the character of its properties owned or leased makes such qualification or licensing necessary except where failure to so qualify would not, individually or in the aggregate, have a material adverse affect on its business, properties, or condition, financial or otherwise.

     3. No authorization, approval or consent of any governmental or regulatory body is necessary or required in connection with the lawful execution and delivery by the Company of the Agreement or the Operative Agreements or the lawful offering, issuance and sale of the Notes, and no designation, filing, declaration, registration and/or qualification with any governmental authority is required by the Company in connection with such offer, issuance and sale.

     4. The issuance and sale of the Notes by the Company and the execution, delivery and performance by the Company or the Tenant, as the case may be, of the Agreement or the Operative Agreements will not conflict with, or result in any breach or violation of any of the provisions of, or constitute a default under, or result in the creation of any Lien on the property of the Company, the Tenant or any Subsidiary pursuant to, (i) the provisions of the Operating Agreement, Articles of Organization or other organic or charter document of any of them or any loan agreement under which any of them are bound, or other agreement or instrument to which any of them is a party or by which any of them or their property is bound or (ii) any law (including usury laws) or regulation, order, writ, injunction or decree of any court or governmental authority applicable to any of them.

     5. There are no actions, suits or proceedings pending or, to the best of such counsel's knowledge after due inquiry, threatened against, or affecting the Company, the Tenant or the Tenant's Subsidiaries, at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which are likely to result, either individually or in the aggregate, in any material adverse change in the business, properties, operations or condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole.

     6. All of the issued and outstanding shares of capital stock of each Subsidiary have been duly and validly issued, are fully paid and nonassessable and, to the knowledge of such counsel, are owned by the Company free and clear of any Lien.

     7. The issuance of the Notes and the use of the proceeds of the sale of the Notes do not violate or conflict with Regulation G, T or X of the Board of Governors of the Federal Reserve System (12 C.F.R., Chapter II).

     8. Neither the Company nor any Subsidiary is: (i) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) a "public utility" as defined in the Federal Power Act, as amended, or
(iii) an "investment company" or an "affiliated person" thereof or an "affiliated person" of any such "affiliated person," as such terms are defined in the Investment Company Act of 1940, as amended.

The opinion of C. Lawrence Connolly III, Esq. shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company and with respect to matters governed by the laws of any jurisdiction other than the United States of America and the State of Illinois, such counsel may rely upon the opinions of counsel deemed (and stated in their opinion to be deemed) by them to be competent and reliable. The opinion of C. Lawrence Connolly III, Esq. shall provide that such opinion may be relied upon by the Purchasers and its counsel and (i) in connection with enforcement of obligations of the Company under the Notes and the Note Agreement, (ii) in response to a subpoena or other legal process, (iii) as otherwise required by applicable law or regulation or (iv) in connection with the sale or transfer of any of the Notes to a subsequent purchaser or transferee.

                                       43
                                   Schedule B

                                                                  Exhibit 4.4(b)

                            FORM OF LEGAL OPINION OF
                       SPECIAL COUNSEL FOR THE PURCHASERS

     The opinion of Gardner, Carton & Douglas, special counsel for the Purchasers, shall be to the effect that:

     1. Each of the Tenant and the Company is a limited liability company organized and existing in good standing under the laws of the State of Illinois, with all requisite limited liability company power and authority referred to in the Agreement, to enter into and perform the Agreement and the Operative Agreements to which it is a party, and in the case of the Company, to issue and sell the Notes.

     2. Each of the Agreement and each Operative Agreement to which the Company or the Tenant are party have been duly authorized by proper action on the part of the Company or the Tenant, as applicable, have been duly executed and delivered by an authorized officer of the Company or the Tenant, as applicable, and constitutes the legal, valid and binding agreement of the Company or the Tenant, as applicable, enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

     3. The Notes have been duly authorized by proper corporate action on the part of the Company, have been duly executed and delivered by an authorized officer of the Company and constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent that enforcement of the Notes may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

     4. Based upon the representations set forth in the Agreement, the offering, sale and delivery of the Notes do not require the registration of the Notes under the Securities Act of 1933, as amended, nor the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

     5. The issuance and sale of the Notes and compliance with the terms and provisions of the Notes, the Agreement and the other Operative Agreements to which it is party by the Company will not conflict with or result in any breach of any of the provisions of the Operating Agreement.

     6. Compliance by the Tenant with the terms and provisions of the Operative Agreements to which it is a party will not conflict with or result in any breach of the provisions of the Tenant Operating Agreement.

The opinion of Gardner, Carton & Douglas also shall state that the opinion of C. Lawrence Connolly III, Esq., counsel for the Company and the Tenant delivered to you pursuant to the Agreement, is satisfactory in form and scope to Gardner, Carton & Douglas, and, in their opinion, the Purchasers and it are justified in relying thereon.

                                       45
                                    Schedule

                                                                  EXECUTION COPY

                            HEWITT PROPERTIES III LLC


                          FIRST AMENDMENT AND WAIVER TO
                             NOTE PURCHASE AGREEMENT

                                   $40,000,000
                        6.89% Secured Credit Tenant Notes
                               due April 27, 2014

                                                        Dated as of May 31, 2002

To the Holders of the Secured Credit
       Tenant Notes of Hewitt Properties III LLC
       Named in the Attached Schedule I

Ladies and Gentlemen:

         Reference is made to the Note Purchase Agreement dated as of April 22, 1999 among Hewitt Properties III LLC, a limited liability company organized under the laws of Illinois (the "Company"), Hewitt Associates LLC, a limited liability company organized under the laws of Illinois (the "Tenant"), and each of the Purchasers named in Schedule A thereto (the "Note Agreement"), pursuant to which the Company issued $40,000,000 aggregate principal amount of 6.89% Secured Credit Tenant Notes due April 27, 2014 (the "Notes"). You are referred to herein individually as a "Holder" and collectively as the "Holders." Capitalized terms used and not otherwise defined in this Amendment and Waiver shall have the meanings described to them in the Note Agreement.

         All of the ownership interests of the Tenant are owned by Hewitt Holdings LLC (the "Parent"). The Parent has formed Hewitt Associates, Inc., a Delaware corporation ("Associates") and owns all of the issued and outstanding common stock of Associates. The Parent has caused Associates to file a registration statement for the underwritten public offering of common stock of Associates (the "IPO"). In preparation for the IPO, the Parent proposes among other things to (i) cause the Tenant to distribute (the "Distribution") cash in the amount of $55,000,000 and accounts receivables in the face amount of $152,500,000 to the Parent, which the Parent will use to fund a partial distribution of undistributed accumulated earnings to the owners of the Parent and (ii) transfer to Associates all of the ownership interests of the Tenant to Associates so that the Tenant will become a wholly owned subsidiary of Associates. The Distribution will cause the Tenant to be in violation of Section
10.3 of the Note Purchase Agreement.

         The Company and the Tenant have requested the waiver of compliance with
Section 10.3 and the modification of certain financial covenants and other provisions of the Note Agreement. The Company and the Tenant also have requested that the Holders consent to the modification of the term of the Lease to conform such term with the maturity date of the Notes. The Holders are willing to grant the amendments and waiver on the terms and condition s hereinafter set forth.

         In consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company, the Tenant and the Holders agree as follows:

1.       AMENDMENTS TO NOTE AGREEMENT

         1.1 Amendment of Section 10.4. Section 10.4(c) of the Note Agreement is amended to read in its entirety as follows:

                      "(c) Funded Indebtedness provided that the Tenant will not permit at any time the ratio of Consolidated Funded Indebtedness to consolidated Cash Flow for the most recently completed four fiscal quarters to exceed 2.25 to 1.0."

         1.2 Amendment of Section 10.5. The text of Section 10.5 of the Note Agreement is deleted in its entirety and replaced by the word "Reserved."

         1.3 Amendment of Section 10.7. Section 10.7(j) of the Note Agreement is amended to read in its entirety as follows:

                      "(j) Liens which secure Indebtedness of Tenant or any Restricted Subsidiary of Tenant and which are not permitted by (a) through (i) above; provided that, after giving effect to the incurrence of such Indebtedness and the application of proceeds thereof, (A) the requirements of
         Section 10.4(c) shall have been met and (B) Indebtedness incurred by Tenant or any Restricted Subsidiary of Tenant under this Section 10.7(j), when added to outstanding Indebtedness of Restricted Subsidiaries of Tenant permitted by Section 10.6(b) will not exceed 25% of Consolidated Net Capital determined as of the end of the Tenant's most recently ended fiscal quarter."

         1.4 Amendment of Section 11. Section 11 of the Note Agreement is amended to include the following clause (1):

                      "(1) Hewitt Holdings LLC defaults in the performance of or compliance with any term contained in the Parent Guaranty dated as of May 31, 2002 in favor of the holders of the Notes or such Parent Guaranty ceases to be in full force and effect (except as set forth therein with respect to the release the-eof), or is declared to be null and void in whole or in part by a court or other governmental or regulatory authority having jurisdiction or the validity or enforceability thereof shall be contested by any of the Company, the Tenant or Hewitt Holdings LLC or any of them renounces any of the same or denies that it has any or further liability thereunder."

         1.5   Amendment of Schedule B.
               -----------------------

               1.5.1 The definitions of "Total Capitalization" and "Current Indebtedness" are deleted from Schedule B

               1.5.2  The following terms are added to Schedule B:

                      "Consolidated Cash Flow" means, for any period, the sum of Consolidated Net Income for such period, plus, to the extent deducted in determining such Consolidated Net Income, (i) Consolidated Interest Expense, (ii) federal, state, local and foreign income, value added and similar taxes, (iii) depreciation and amortization expense, (iv) impairment charges relating to goodwill, (v) non-cash charges and (vi) foreign currency translation adjustments.

                      "Consolidated Interest Expense" means, for any period, the consolidated interest expense of the Tenant and its Restricted Subsidiaries for such period determined in accordance with GAAP (including imputed interest on Capital Lease obligations and all debt discount and expense amortized in such period).

               1.5.3 The definition of "Consolidated Net Capital" is amended to read in its entirety as follows:

                      "Consolidated Net Capital" shall mean the consolidated members' capital of the Tenant, as determined in accordance; with GAAP, less Restricted Investments in excess of 20% of consolidated members' capital of the Tenant; provided, however, that "Consolidated Net Capital" shall not include any capital stock of Hewitt Associates, Inc. or Hewitt Holdings LLC.

2.       WAIVER

         The Holders waive compliance by the Tenant with the provisions of
Section 10.3 of the Note Agreement solely as a result of the Distribution until the earlier to occur of (i) the occurrence of a Default or Event of Default under the Note Agreement and (ii) delivery by the Tenant of financial statements pursuant to Section 7.1(a) or (b) of the Note Agreement, accompanied by certificate required by Section 7.2 of the Note Agreement, demonstrating that the Tenant is then in compliance with Section 10.3, without regard to such waiver and that there exists no Default or Event of Default. During the period the foregoing waiver is in effect, the Tenant will not at any time permit Consolidated Net Capital to be less than the sum of (a) $25,000,000 plus (b) the cumulative sum of 10% (without deduction for any loss) of its Consolidated Net Income for the three-month period ending September 30, 2002 and for each fiscal year thereafter. This waiver is limited to its terms and shall no: constitute a waiver of any other term, condition, representation or covenant under the Note Agreement or any of the other agreements, documents or instruments executed and delivered in connection therewith.

3.       REAFFIRMATION; REPRESENTATIONS AND WARRANTIES

         3.1. Reaffirmation of Note Agreement. Each of the Company and the Tenant reaffirms its agreement to comply with each of the covenants, agreements and other provisions of the Note Agreement and the Notes applicable to it, including the additions and amendments of such provisions effected by this Amendment and Waiver.

         3.2. Note Agreement. Each of the Company and the Tenant severally represent and warrant that the representations and warranties contained in the Note Agreement are true and correct as of the date hereof, except (a) to the extent that any of such representations and warranties specifically relate to an earlier date, (b) for such changes, facts, transactions and occurrences that are contemplated hereby or have arisen since April 30, 1999 in the ordinary course of business, (c) for such other matters as have been previously disclosed in writing by each of the Company and the Tenant (including in its financial statements and notes thereto) to the Holders and (d) for other changes that could not reasonably be expected to have a Material Adverse Effect.

         3.3. No Default or Event of Default. Each of the Company and the Tenant severally represent and warrant that no Default or Event of Default has occurred and is continuing or will occur as a result of the execution of this Amendment and Waiver.

         3.4. Authorization. The execution, delivery and performance by each of the Company and the Tenant of this Amendment and Waiver have been duly authorized by all necessary action on the part of each of the Company and the Tenant as required by their respective Operating Agreement and Articles of Organization and, except as provided herein, do not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Note Agreement and this Amendment and Waiver each constitute the legal, valid and binding obligations of each of the Company and the Tenant, enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.       CONSENT TO AMENDMENT OF LEASE

         The Holders hereby consent to the amendment of the Lease to decrease the term of such Lease to 15 years, which amendment shall be on terms reasonably satisfactory to the Holders.

5.       EFFECTIVE DATE

         This Amendment and Waiver shall become effective as of the; date set forth above upon the satisfaction of the following conditions:

         5.1. Consent of Holders to Amendment and Waiver. Execution by the holders of at least 51% of the aggregate principal amount of the Notes outstanding and receipt by the Holders of a counterpart of this Amendment and Waiver duly executed by the Company and the Tenant.

         5.2. Parent Guaranty. Parent shall have executed and delivered a Parent Guaranty substantially in the form of the attached Exhibit A in favor of the Holders.

         5.3. Amendment Fee. Each Holder, whether or not sL.ch Holder executes this Amendment and Waiver, shall have received payment of an amendment fee equal to 0.20% of the principal amount of the outstanding Notes held by such Holder.

         5.4. Amendment to Lease. The Company and the Tenant shall have executed an amendment to the Lease.

         5.5. Expenses. The Company or the Tenant shall have paid all fees and expenses of special counsel to the Holders in connection with this Amendment and Waiver.

6.       MISCELLANEOUS

         6.1. Ratification. Except as expressly amended, modified, deleted or added to hereby, all of the terms and conditions of the Note Agreement, the Notes and all other documents relating to the Note Agreement remain in full force and effect, and the parties; hereto expressly reaffirm and ratify their respective obligations thereunder.

         6.2. Reference to and Effect on the Note Agreement. Upon the final effectiveness of this Amendment and Waiver, each reference in the Note Agreement and in other documents describing or referencing the Note Agreement to the "Agreement," "Note Agreement," "hereunder," "hereof," "herein," or words of like import referring to the Note Agreement, shall mean and be a reference to the Note Agreement, as amended hereby.

         6.3. Binding Effect. This Amendment and Waiver shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

         6.4. Governing Law. This Amendment and Waiver shall be governed by and construed in accordance with Illinois law.

         6.5. Counterparts. This Amendment and Waiver may be executed in any number of counterparts, each executed counterpart constituting an original, but altogether only one instrument.

         IN WITNESS WHEREOF, the Company, the Tenant and the Folders have caused this First Amendment and Waiver to the Note Purchase Agreement to be executed and delivered by their respective officer or officers thereunto duly authorized.


                                       HEWITT PROPERTIES III LLC


                                       By: /s/ C. L. Connelly III
                                           -------------------------------------
                                       Name:   C. Lawrence Connolly, III
                                       Title:  Authorized Representative


                                       HEWITT ASSOCIATES LLC


                                       By: /s/ C. L. Connelly III
                                           -------------------------------------
                                       Name:   C. Lawrence Connolly, III
                                       Title:  Authorized Representative

The foregoing is hereby agreed to as of the date thereof.


AID ASSOCIATION FOR LUTHERANS

By: /s/ Gregory R. Anderson
    -----------------------------------
Name:   Gregory R. Anderson
    -----------------------------------
Title:  Director
    -----------------------------------



By: /s/ Alan D. Orstad
    -----------------------------------
Name:   Alan D. Orstad
    -----------------------------------
Title:  AVP
    -----------------------------------

NATIONWIDE MUTUAL INSURANCE
COMPANY

By: /s/ Mark W. Poeppelman
    -----------------------------------
Name:   Mark W. Poeppelman
    -----------------------------------
Title:  Associate Vice President
      ---------------------------------


NATIONWIDE INDEMNITY COMPANY

By: /s/ Mark W. Poeppelman
    -----------------------------------
Name:   Mark W. Poeppelman
    -----------------------------------
Title:  Associate Vice President
     ----------------------------------

NATIONWIDE MUTUAL FIRE INSURANCE
COMPANY

By: /s/ Mark W. Poeppelman
    -----------------------------------
Name:   Mark W. Poeppelman
    -----------------------------------
Title:  Associate Vice President
      ---------------------------------

PACIFIC LIFE INSURANCE COMPANY

By: /s/ Bernard J. Dougherty
    -----------------------------------
Name:   Bernard J. Dougherty
    -----------------------------------
Title:  Associate Vice President
      ---------------------------------


By: /s/ Peter S. Fiek
    -----------------------------------
Name:   Peter S. Fiek
    -----------------------------------
Title:  Associate Secretary
      ---------------------------------

MINNESOTA LIFE INSURANCE COMPANY
By:  Advantus Capital Management, Inc.

By:____________________________________

Name:__________________________________

Title:_________________________________


NATIONAL TRAVELERS LIFE INSURANCE COMPANY
By:  Advantus Capital Management, Inc.

By:____________________________________

Name:__________________________________

Title:_________________________________


FARM BUREAU MUTUAL INSURANCE
COMPANY OF MICHIGAN
By:  Advantus Capital Management, Inc.

By:____________________________________

Name:__________________________________

Title:_________________________________


PROTECTED HOME MUTUAL LIFE
INSURANCE COMPANY
By:  Advantus Capital Management, Inc.

By:____________________________________

Name:__________________________________

Title:_________________________________

COLORADO BANKERS LIFE
INSURANCE COMPANY
By:  Advantus Capital Management, Inc.

By:____________________________________

Name:__________________________________

Title:_________________________________


FARM BUREAU GENERAL INSURANCE
COMPANY OF MICHIGAN
By:  Advantus Capital Management, Inc.

By:____________________________________

Name:__________________________________

Title:_________________________________

LIFE OF MARYLAND, INC.
By:  Alliance Capital Management Corp.

By: /s/ R. Wayne Oliver
    -----------------------------------
Name:   R. Wayne Oliver
    -----------------------------------
Title:  Investment Officer
      ---------------------------------

REASSURE AMERICA LIFE INSURANCE
COMPANY, a successor to LINCOLN LIFE AND
CASUALTY COMPANY
By:    Swiss Re Asset Management
       (Americas) Inc., as its authorized agent

By:____________________________________

Name:__________________________________

Title:_________________________________

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                                                                       EXHIBIT A

                                 PARENT GUARANTY

       THIS GUARANTY (this "Guaranty") dated as of May 31, 2002 is made by HEWITT HOLDINGS LLC, a limited liability company organized under the laws of Illinois (the "Guarantor"), in favor of the holders from time to time of the Notes hereinafter referred to, including each holder named in the Note Purchase Agreement, as amended, hereinafter referred to, and their respective successors and assigns (collectively, the "Holders" and each individually, a "Holder").

                              W I T N E S S E T H:

       WHEREAS, HEWITT PROPERTIES III LLC, a limited liability company organized under the laws of Illinois (the "Company"), HEWITT ASSOCIATES LLC, a limited liability company organized under the laws of Illinois (the "Tenant"), and the initial Holders entered into a Note Purchase Agreement dated as of April 22, 1999 (the Note Purchase Agreement as amended by the First Amendment and Waiver (the "First Amendment and Waiver") dated as of May 31, 2002, and as it may hereafter be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms and in effect, the "Note Purchase Agreement");

       WHEREAS, pursuant to the Note Purchase Agreement the Company issued and sold $40,000,000 aggregate principal amount of Notes (as defined in the Note Purchase Agreement), which are now held by the Holders;

       WHEREAS, the Company is a wholly owned Subsidiary of the Guarantor and the Guarantor has agreed to guaranty the obligations related to the Notes in connection with the execution by the Holders of the First Amendment and Waiver, from which the Guarantor will derive substantial benefits;

       WHEREAS, it is a condition precedent to the effectiveness of the First Amendment and Waiver that the Guarantor shall have executed and delivered this Guaranty to the Holders; and

       WHEREAS, the Guarantor desires to execute and deliver this Guaranty to satisfy the conditions described in the preceding paragraph;

       NOW, THEREFORE, in consideration of the premises and other benefits to the Guarantor, and of the execution of the First Amendment and Waiver by the Holders, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Guarantor makes this Guaranty as follows:

       SECTION 1. Definitions. Any capitalized terms not otherwise herein defined shall have the meanings ascribed to them in the Note Purchase Agreement or in the First Amendment and Waiver.

       SECTION 2. Guaranty. The Guarantor unconditionally and irrevocably guarantees to the Holders the due, prompt and complete payment by the Company of the principal of, Make-

                                   Exhibit A

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Whole Amount, if any, and interest on, and each other amount due under, the
Notes or the Note Purchase Agreement, when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by declaration or otherwise) in accordance with the terms of the Notes and the Note Purchase Agreement (the Notes and the Note Purchase Agreement being sometimes hereinafter collectively referred to as the "Note Documents" and the amounts payable by the Company under the Note Documents, and all other monetary obligations of the Company thereunder, being sometimes collectively hereinafter referred to as the "Obligations"). This Guaranty is a guaranty of payment and not just of collectibility and is in no way conditioned or contingent upon any attempt to collect from the Company or upon any other event, contingency or circumstance whatsoever. If for any reason whatsoever the Company shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable, the Guarantor, without demand, presentment, protest or notice of any kind, will forthwith pay or cause to be paid such amounts to the Holders under the terms of such Note Documents, in lawful money of the United States, at the place specified in the Note Purchase Agreement, or perform or comply with the same or cause the same to be performed or complied with, together with interest (to the extent provided for under such Note Documents) on any amount due and owing from the Company. The Guarantor, promptly after demand, will pay to the Holders the reasonable costs and expenses of collecting such amounts or otherwise enforcing this Guaranty, including, without limitation, the reasonable fees and expenses of counsel.

       SECTION 3. Guarantor's Obligations Unconditional. The obligations of the Guarantor under this Guaranty shall be primary, absolute and unconditional obligations of the Guarantor, shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense based upon any claim the Guarantor or any other person may have against the Company or any other person, and to the full extent permitted by applicable law shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not the Guarantor or the Company shall have any knowledge or notice thereof), including:

              (a) any termination, amendment or modification of or deletion from or addition or supplement to or other change in any of the Note Documents or any other instrument or agreement applicable to any of the parties to any of the Note Documents;

              (b) any furnishing or acceptance of any security, or any release of any security, for the Obligations, or the failure of any security or the failure of any person to perfect any interest in any collateral;

              (c) any failure, omission or delay on the part of the Company or the Tenant to conform or comply with any term of any of the Note Documents or any other instrument or agreement referred to in paragraph
       (a) above, including, without limitation, failure to give notice to the Guarantor of the occurrence of a "Default" or an "Event of Default" under any Note Document;

              (d) any waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in any Note Document, or any

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       other waiver, consent, extension, indulgence, compromise, settlement, release or other action or inaction under or in respect of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above or any obligation or liability of the Company or the Tenant, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement or any such obligation or liability;

              (e) any failure, omission or delay on the part of any of the Holders to enforce, assert or exercise any right, power or remedy conferred on such Holder in this Guaranty, or any such failure, omission or delay on the part of such Holder in connection with any Note Document, or any other action on the part of such Holder;

              (f) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, conservatorship, custodianship, liquidation, marshaling of assets and liabilities or similar proceedings with respect to the Company, the Tenant, the Guarantor or to any other person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

              (g) any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the Note Documents or any other agreement or instrument referred to in paragraph (a) above or any term hereof;

              (h) any merger or consolidation of the Company, the Tenant or the Guarantor into or with any other corporation, or any sale, lease or transfer of any of the assets of the Company or the Guarantor to any other person;

              (i) any change in the ownership of any shares of capital stock of the Company or the Tenant or any change in the corporate relationships between the Company, the Tenant and the Guarantor, or any termination of any such relationship;

              (j) any release or discharge, by operation of law, of the Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty; or

              (k) any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the Guarantor.

       SECTION 4. Full Recourse Obligations. The obligations of the Guarantor set forth herein constitute the full recourse obligations of the Guarantor enforceable against it to the full extent of all its assets and properties.

       SECTION 5. Waiver. The Guarantor unconditionally waives, to the extent permitted by applicable law, (a) notice of any of the matters referred to in
Section 3, (b) notice to the Guarantor of the incurrence of any of the Obligations, notice to the Guarantor or the Company of

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any breach or default by the Company with respect to any of the Obligations or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of the Holders against the Guarantor, (c) presentment to or demand of payment from the Company or the Guarantor with respect to any amount due under any Note Document or protest for nonpayment or dishonor, (d) any right to the enforcement, assertion or exercise by any of the Holders of any right, power, privilege or remedy conferred in the Note Purchase Agreement or any other Note Document or otherwise, (e) any requirement of diligence on the part of any of the Holders, (f) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any Note Document, (g) any notice of any sale, transfer or other disposition by any of the Holders of any right, title to or interest in the Note Purchase Agreement or in any other Note Document and (h) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against the Guarantor.

       SECTION 6. Subrogation, Contribution. Reimbursement or Indemnity. Until one year and one day after all Obligations have been indefeasibly paid in full, the Guarantor agrees not to take any action pursuant to any rights which may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the United States Bankruptcy Code, as amended, including section 509 thereof, under common law or otherwise) of any of the Holders against the Company or against any collateral security or guaranty or right of offset held by the Holders for the payment of the Obligations. Until one year and one day after all Obligations have been indefeasibly paid in full, the Guarantor agrees not to take any action pursuant to any contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against the Company which may have arisen in connection with this Guaranty. So long as the Obligations remain, if any amount shall be paid by or on behalf of the Company to the Guarantor on account of any of the rights waived in this paragraph, such amount shall be held by the Guarantor in trust, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Holders (duly endorsed by the Guarantor to the Holders, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Holders may determine. The provisions of this paragraph shall survive the term of this Guaranty and the payment in full of the Obligations.

       SECTION 7. Effect of Bankruptcy Proceedings, etc. This Guaranty shall continue to be effective or be automatically reinstated, as the case may be, if, at any time prior to the termination of this Guaranty pursuant to Section 9(ii), payment, in whole or in part, of any of the sums due to any of the Holders pursuant to the terms of the Note Purchase Agreement or any other Note Document is rescinded or must otherwise be restored or returned by the Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or zany other person, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or other person or any substantial part of its property, or otherwise, all as though such payment had not been made. If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing, and such acceleration shall at such time be prevented by reason of the pendency against the Company or any other person of a case or proceeding under a bankruptcy or insolvency law, the Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the maturity of the principal amount of the Notes and all other Obligations

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shall be deemed to have been accelerated with the same effect as if any Holder had accelerated the same in accordance with the terms of the Note Purchase Agreement or other applicable Note Document, and the Guarantor shall forthwith pay such principal amount, Make-Whole Amount, if any, and interest thereon and any other amounts guaranteed hereunder without further notice or demand.

       SECTION 8. Restrictions on Transfer of Certain Assets. So long as this Guaranty remains in effect:

              (a) The Guarantor will own at least 85% of the capital stock of Hewitt Associates Inc., a Delaware corporation ("Associates"), and will own or cause Associates to own 100% of the ownership interests in the Tenant.

              (b) The Guarantor will not pledge or encumber any capital stock of Associates and will not, and will not permit Associates to, pledge or encumber any ownership interests in the Tenant.

              (c) Except for liens or encumbrances permitted by the Security Documents, the Guarantor will not, and will not permit any of its subsidiaries to, encumber, sell, lease, transfer or otherwise dispose of any of the real property owned by it, except that it may dispose of the office buildings located in Newport Beach, California, and Rowayton, Connecticut.

              (d) The Guarantor will own 100% of the ownership interests in each of its subsidiaries that owns any real property.

              (e) The Guarantor will not, and will not permit Associates to, distribute to members of the Guarantor more than 50% of the proceeds of the Distribution.

       SECTION 9. Term of Agreement. This Guaranty and all guaranties, covenants and agreements of the Guarantor contained herein shall continue in full force and effect and shall not be discharged until the occurrence of one of the following events: (i) all of the Obligations shall be paid and performed in full and all of the agreements of the Guarantor hereunder shall be duly paid and performed in full or (ii) the Tenant demonstrates compliance with Section 10.3 of the Note Purchase Agreement in the manner set forth in Section 2 of the First Amendment and Waiver.

       SECTION 10. Representations and Warranties. The Guarantor represents and warrants to each Holder that:

              (a) the Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

              (b) the Guarantor owns all of the ownership interests in the Tenant and all of the capital stock of Associates;

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              (c)    the Guarantor has the requisite power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary action to authorize its execution, delivery and performance of this Guaranty;

              (d) this Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

              (e) the execution, delivery and performance of this Guaranty will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Guarantor under any indenture, mortgage, deed of trust, loan, credit agreement, corporate charter or by-laws, or any other agreement evidencing Debt, (ii) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Guarantor under, any other agreement or instrument to which the Guarantor is bound or by which the Guarantor or any of its properties may be bound or affected, except as could not reasonably be expected to have a Material Adverse Effect, (iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Guarantor, except as could not reasonably be expected to have a Material Adverse Effect, or (iv) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Guarantor, except as could not reasonably be expected to have a Material Adverse Effect.

       SECTION 11. Notices. All notices under the terms and provisions hereof shall be in writing, and shall be delivered or sent by telex or telecopy or mailed by first-class mail, postage prepaid, addressed to the Guarantor at 100 Half Day Road, Lincolnshire, IL 60069-3342, Attention: General Counsel, or to any Holder at the address set forth in the Note Purchase Agreement, or in each case at such other address as the Guarantor or any Holder shall from time to time designate in writing to the other parties. Any notice so addressed shall be deemed to be given when actually received.

       SECTION 12. Survival. All warranties, representations and covenants made by the Guarantor herein or in any certificate or other instrument delivered by it or on its behalf hereunder shall be considered to have been relied upon by the Holders and shall survive the execution and delivery of this Guaranty, regardless of any investigation made by any of the Holders. All statements in any such certificate or other instrument shall constitute warranties and representations by such Guarantor hereunder.

       SECTION 13. Submission to Jurisdiction. The Guarantor irrevocably submits to the jurisdiction of the courts of the State of Illinois and of the courts of the United States of America having jurisdiction in the State of Illinois for the purpose of any legal action or proceeding in any such court with respect to, or arising out of, this Guaranty, the Note Purchase Agreement or the Notes. The Guarantor consents to process being served in any suit, action or proceeding by

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mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to its address specified in or designated pursuant to the Note Purchase Agreement. The Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to it.

       SECTION 14. Miscellaneous. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Guarantor hereby waives any provision of law that renders any provisions hereof prohibited or unenforceable in any respect. The terms of this Guaranty shall be binding upon, and inure to the benefit of, the Guarantor and the Holders and their respective successors and assigns. No term or provision of this Guaranty may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Guarantor and the Holders. The section and paragraph headings in this Guaranty and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof, and all references herein to numbered sections, unless otherwise indicated, are to sections in this Guaranty. This Guaranty shall in all respects be governed by, and construed in accordance with, the laws of the State of Illinois, including all matters of construction, validity and performance.

       IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed as of the day and year first above written.

                                   HEWITT HOLDINGS LLC,
                                   an Illinois limited liability company


                                   By:__________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________

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                                   SCHEDULE I

                                                        Outstanding Principal
Name of Holder                                        Amount as of May 31. 2002
--------------                                        -------------------------
Aid Association for Lutherans                                $8,691,276.10
Nationwide Mutual Insurance Company                           3,476,422.56
Nationwide Indemnity Company                                  3,476,425.91
Nationwide Mutual Fire Insurance Company                      1,738,215.23
Pacific Life Insurance Company                                8,691,084.26
Minnesota Life Insurance Company                              2,607,327.00
National Travelers Life Company                                 869,109.00
Farm Bureau Mutual Insurance Company of Michigan                869,109.00
Protected Home Mutual Life Insurance Company                    434,555.00
Colorado Bankers Life Insurance Company                         434,555.00
Farm Bureau General Insurance Company of Michigan               434,555.00
Life of Maryland, Inc.                                        1,738,213.93
Lincoln Life and Casualty Company                               434,616.10
Columbian Mutual Life Insurance Company                         869,109.00

                                   Schedule I